UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2020

Nuveen Gresham Commodity Fund

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

May 22, 2020

4

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund is managed by Nuveen Fund Advisors, LLC. The Fund is sub-advised by Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (NAM). Randy Migdal and John Clarke from Gresham managed the Fund’s commodity investments and Chad Kemper from NAM managed the Fund’s fixed income investments. Randy has managed the Fund since its inception on July 30, 2012, while Chad has managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

On May 21, 2020 (subsequent to the close of this reporting period), it was announced that the Nuveen Gresham Diversified Commodity Strategy Fund will be liquidated after the close of business on July 24, 2020. Effective June 22, 2020, the Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase Fund shares until July 17, 2020.

Effective October 28, 2019, Susan Wager is no longer a portfolio manager.

Here the managers review key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

During the reporting period, the performance of the Fund in this report was negatively impacted by these events. Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Fund to best pursue its investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

How did the Fund perform during the six-month reporting period ended March 31, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year, five-year and since inception periods ending March 31, 2020. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2020 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Index and outperformed its Lipper classification average for the six-month reporting period ended March 31, 2020.

The Fund’s investment objective is to seek attractive total return. Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities, which are used to invest the Fund’s underlying collateral.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

On an absolute return basis, the Fund underperformed the Index in the agriculture group and foods and fibers group, while outperforming the Index in the precious metals, industrial metals, livestock and energy groups during the six-month reporting period. Within these groups, there are individual commodities which are held by the Fund but are not included in the Index.

The energy group was the weakest performing group in absolute return terms. The measures needed to contain the spread of COVID-19 forced the shutdown of economic activity around the world in the early months of 2020. Demand for crude oil was expected to drop sharply, putting downward pressure on prices across the petroleum complex. At the same time, talks between the Organization of the Petroleum Exporting Countries and Russia ended without a renewed commitment to reducing output, which resulted in the market being flooded with cheap oil. The oil market’s reaction to the combined demand and supply shocks was swift and severe. West Texas Intermediate (WTI) and Brent crude oil prices fell to 18-year lows, from over $60 per barrel in January 2020 to the low $20s in March 2020. Unleaded gasoline was the worst performing commodity in the energy group and across the whole Fund in this reporting period. Natural gas prices performed relatively better than the petroleum complex commodities, but nevertheless declined significantly, as supply remained ample.

The industrial metals and livestock groups also posted negative absolute performance in this reporting period. Industrial metals demand was expected to slow as China’s economy, followed by most of the rest of the world economy, ground to a halt in early 2020 with no clear indication of when activity might resume. Supply concerns continued to weigh on livestock prices amid restrictions on U.S. pork exports to China, disruptions in meat processing and distribution caused by labor shortages and health/safety issues and low prices discouraging farmers and ranchers from bringing livestock to market. In addition, meat demand was significantly reduced by the shutdown of restaurants, cruises, schools and other institutional buyers during the COVID-19 crisis.

The agriculture and foods and fibers groups, as grouped by Gresham, saw relatively smaller declines (on an absolute return basis) in this reporting period, as wheat (Chicago and Kansas City contracts) and arabica coffee were among the few individual commodities with positive performance. Part of the so-called breakfast trade, wheat and coffee were expected to benefit from increased consumer demand during the pandemic. The Fund’s position in white sugar, which is not part of the Index, also generated positive performance in this reporting period.

6

The precious metals group was the only commodity group with positive performance in absolute return terms. Consistent with gold’s status as a safe-haven asset, its prices rose during this reporting period, as investors fled the volatility in equity markets and recession fears increased. Palladium, which the Fund owns but the Index does not, significantly outperformed gold on strong demand and chronic undersupply. Palladium was the Fund’s top performing commodity position during the reporting period.

7

Risk Considerations

Nuveen Gresham Diversified Commodity Strategy Fund

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10 years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of March 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	7/30/12	(20.12)%	(24.31)%	(8.30)%	(9.86)%	1.52%	1.26%
Class A Shares at maximum Offering Price	7/30/12	(24.72)%	(28.66)%	(9.38)%	(10.55)%	—	—
Bloomberg Commodity Index	—	(19.90)%	(22.31)%	(7.76)%	(9.88)%	—	—
Lipper Commodities General Funds Classification Average	—	(22.16)%	(25.29)%	(8.02)%	(9.84)%	—	—

Class C Shares	7/30/12	(20.50)%	(24.87)%	(9.02)%	(10.53)%	2.28%	2.01%
Class I Shares	7/30/12	(20.03)%	(24.10)%	(8.07)%	(9.61)%	1.28%	1.01%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2021 only with the approval of the Board of Trustees of the Fund.

10

Holding Summaries    as of March 31, 2020

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	15.8%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations	74.6%

Total U.S. Government and Agency Obligations	74.6%

Other Assets Less Liabilities
Deposits for futures margin requirements	9.9%
Other assets less liabilities (excluding deposits for futures margin requirements)	(0.3)%

Total Other Assets Less Liabilities	9.6%

Net Assets	100%

Commodity Group

Energy	27.4%

Precious Metals	20.5%

Agriculturals	19.8%

Industrial Metals	16.3%

Livestock	8.6%

Foods & Fibers	7.4%

Top Ten Commodity Holdings2

Gold	15.2%

Crude Oil	13.4%

Copper	7.7%

Natural Gas	6.7%

Soybeans	5.9%

Wheat	4.9%

Corn	4.6%

Live Cattle	4.5%

Aluminum	4.5%

Soybean Meal	3.1%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

11

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.

The beginning of the period is October 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$798.75	$795.01	$799.68
Expenses Incurred During the Period	$5.67	$9.02	$4.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.95	$1,019.95
Expenses Incurred During the Period	$6.36	$10.13	$5.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01% and 1.01% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

12

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 90.4%

	REPURCHASE AGREEMENTS – 15.8%

$2,056	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/20, repurchase price $2,055,630, collateralized by $1,845,000 U.S. Treasury Notes, 2.375%, due 5/15/27, value $2,099,902	0.000%	4/01/20	N/A	$2,055,630

3,209	Repurchase Agreement with State Street Bank, dated 3/31/20, repurchase price $3,209,053, collateralized by $3,187,600 U.S. Treasury Notes, 2.000%, due 8/31/21, value $3,273,283 (3)	0.000%	4/01/20	N/A	3,209,053

$5,265	Total Repurchase Agreements (cost $5,264,683)				$5,264,683

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 74.6%

1,000	Fannie Mae	1.500%	6/22/20	Aaa	1,002,767

3,750	Federal Home Loan Bank Bonds	3.375%	6/12/20	Aaa	3,772,490

1,500	Federal Home Loan Bank Bonds	2.875%	9/11/20	Aaa	1,517,294

1,000	Federal National Mortgage Association	1.875%	8/06/20	Aaa	1,005,574

500	Freddie Mac	1.375%	5/01/20	Aaa	500,447

2,465	U.S. Treasury Notes	1.500%	6/15/20	Aaa	2,472,119

2,375	U.S. Treasury Notes	1.500%	7/15/20	Aaa	2,384,278

2,800	U.S. Treasury Notes	1.500%	8/15/20	Aaa	2,815,531

1,000	U.S. Treasury Notes	1.375%	9/15/20	Aaa	1,005,703

2,030	U.S. Treasury Notes	2.625%	11/15/20	Aaa	2,061,322

1,350	U.S. Treasury Notes	1.875%	12/15/20	Aaa	1,366,664

2,250	U.S. Treasury Notes	2.000%	1/15/21	Aaa	2,283,750

2,725	U.S. Treasury Notes	1.125%	2/28/21	Aaa	2,749,695

$24,745	Total U.S. Government and Agency Obligations (cost $24,804,848)				24,937,634
	Total Short-Term Investments (cost $30,069,531)				30,202,317
	Other Assets Less Liabilities – 9.6% (4)				3,200,884
	Net Assets – 100%				$33,403,201

13

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Investment Derivatives (5)

Futures Contracts

Commodity Group	Description	Contract Position (4)	Number of Contracts (6)	Expiration Date	Notional Amount (7)	Value (7)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	47	July 2020	$1,775,660	$1,394,020	$(381,640)	$(5,640)

	ICE Brent Crude Oil Futures Contract	Long	5	September 2020	305,574	170,650	(134,924)	(1,250)

	NYMEX WTI Crude Oil Futures Contract	Long	68	May 2020	2,858,301	1,392,640	(1,465,661)	24,819

	NYMEX WTI Crude Oil Futures Contract	Long	7	July 2020	351,821	193,830	(157,991)	2,030
	Total Crude Oil		127		5,291,356	3,151,140	(2,140,216)	19,959

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	21	May 2020	1,058,921	618,975	(439,946)	16,275

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	8	May 2020	560,032	336,504	(223,528)	(4,637)

	NYMEX NY Harbor ULSD Futures Contract	Long	2	July 2020	141,721	87,486	(54,235)	(865)
	Total Heating Oil		10		701,753	423,990	(277,763)	(5,502)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	81	May 2020	1,507,974	1,328,400	(179,574)	(40,500)

	NYMEX Natural Gas Futures Contract	Long	29	July 2020	596,834	554,480	(42,354)	(5,510)

	NYMEX Natural Gas Futures Contract	Long	26	September 2020	525,636	521,560	(4,076)	(2,080)
	Total Natural Gas		136		2,630,444	2,404,440	(226,004)	(48,090)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	13	May 2020	683,565	323,614	(359,951)	(13,130)

	NYMEX Gasoline RBOB Futures Contract	Long	6	July 2020	438,268	180,558	(257,710)	(2,293)
	Total Unleaded Gas		19		1,121,833	504,172	(617,661)	(15,423)
	Total Energy		313		10,804,307	7,102,717	(3,701,590)	(32,781)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	68	May 2020	2,969,150	2,574,225	(394,925)	(8,925)

	LME Primary Aluminum Futures Contract	Short	(52)	May 2020	(2,164,506)	(1,968,525)	195,981	6,563

	LME Primary Aluminum Futures Contract	Long	36	July 2020	1,523,038	1,375,650	(147,388)	(4,275)

	LME Primary Aluminum Futures Contract	Short	(14)	July 2020	(558,250)	(534,975)	23,275	1,425
	Total Aluminum		38		1,769,432	1,446,375	(323,057)	(5,212)

	Copper

	CEC Copper Futures Contract	Long	2	May 2020	129,846	111,400	(18,446)	3,625

	CEC Copper Futures Contract	Long	6	July 2020	376,014	335,025	(40,989)	10,725

	CEC Copper Futures Contract	Long	3	September 2020	191,518	167,813	(23,705)	5,213

	LME Copper Futures Contract	Long	27	May 2020	3,874,950	3,338,888	(536,062)	117,650

	LME Copper Futures Contract	Short	(19)	May 2020	(2,560,316)	(2,349,587)	210,729	(85,975)

	LME Copper Futures Contract	Long	11	July 2020	1,533,804	1,362,831	(170,973)	45,313

	LME Copper Futures Contract	Short	(4)	July 2020	(513,388)	(495,575)	17,813	(18,125)
	Total Copper		26		3,032,428	2,470,795	(561,633)	78,426

14

Investment Derivatives (5) (continued)

Futures Contracts (continued)

Commodity Group	Description	Contract Position (4)	Number of Contracts (6)	Expiration Date	Notional Amount (7)	Value (7)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals (continued)	Lead

	LME Lead Futures Contract	Long	11	May 2020	$514,213	$479,325	$(34,888)	$10,656

	LME Lead Futures Contract	Short	(9)	May 2020	(383,769)	(392,175)	(8,406)	(7,750)

	LME Lead Futures Contract	Long	5	July 2020	216,835	217,782	947	4,641

	LME Lead Futures Contract	Short	(2)	July 2020	(84,269)	(87,113)	(2,844)	(928)
	Total Lead		5		263,010	217,819	(45,191)	6,619

	Nickel

	LME Nickel Futures Contract	Long	12	May 2020	935,754	825,444	(110,310)	11,988

	LME Nickel Futures Contract	Short	(9)	May 2020	(653,286)	(619,083)	34,203	(8,991)

	LME Nickel Futures Contract	Long	6	July 2020	442,608	413,802	(28,806)	5,940

	LME Nickel Futures Contract	Short	(1)	July 2020	(67,614)	(68,967)	(1,353)	(990)
	Total Nickel		8		657,462	551,196	(106,266)	7,947

	Zinc

	LME Zinc Futures Contract	Long	18	May 2020	993,525	856,125	(137,400)	14,512

	LME Zinc Futures Contract	Short	(10)	May 2020	(474,231)	(475,625)	(1,394)	(8,063)

	LME Zinc Futures Contract	Long	5	July 2020	244,813	238,344	(6,469)	4,250

	LME Zinc Futures Contract	Short	(1)	July 2020	(46,275)	(47,669)	(1,394)	(850)
	Total Zinc		12		717,832	571,175	(146,657)	9,849
	Total Industrial Metals		89		6,440,164	5,257,360	(1,182,804)	97,629

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	20	May 2020	386,000	340,750	(45,250)	(500)

	CBOT Corn Futures Contract	Long	48	July 2020	921,613	830,400	(91,213)	(3,600)

	CBOT Corn Futures Contract	Long	27	September 2020	509,125	472,163	(36,962)	(3,038)
	Total Corn		95		1,816,738	1,643,313	(173,425)	(7,138)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	11	May 2020	331,806	353,650	21,844	(3,682)

	CBOT Soybean Meal Futures Contract	Long	21	July 2020	645,101	669,690	24,589	(3,600)

	CBOT Soybean Meal Futures Contract	Long	8	December 2020	252,184	246,720	(5,464)	(462)
	Total Soybean Meal		40		1,229,091	1,270,060	40,969	(7,744)

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	17	May 2020	313,351	275,502	(37,849)	1,327

	CBOT Soybean Oil Futures Contracts	Long	10	July 2020	156,989	164,160	7,171	688
	Total Soybean Oil Futures		27		470,340	439,662	(30,678)	2,015

15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Investment Derivatives (5) (continued)

Futures Contracts (continued)

Commodity Group	Description	Contract Position (4)	Number of Contracts (6)	Expiration Date	Notional Amount (7)	Value (7)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals (continued)	Soybeans

	CBOT Soybean Futures Contracts	Long	22	May 2020	$986,188	$974,600	$(11,588)	$3,375

	CBOT Soybean Futures Contracts	Long	20	July 2020	889,460	889,500	40	2,550

	CBOT Soybean Futures Contracts	Long	10	November 2020	454,073	438,750	(15,323)	1,132
	Total Soybeans		52		2,329,721	2,302,850	(26,871)	7,057

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	17	May 2020	407,291	419,050	11,759	4,972

	CBOT KC HRW Wheat Futures Contract	Long	6	July 2020	140,775	149,850	9,075	2,025

	CBOT Wheat Futures Contract	Long	27	May 2020	731,331	767,812	36,481	(1,144)

	CBOT Wheat Futures Contract	Long	21	July 2020	592,442	590,625	(1,817)	3,827

	MGEX Red Spring Wheat Futures Contract	Long	3	May 2020	80,481	80,887	406	675
	Total Wheat		74		1,952,320	2,008,224	55,904	10,355
	Total Agriculturals		288		7,798,210	7,664,109	(134,101)	4,545

Precious Metals	Gold
	CEC Gold 100 oz Futures Contract	Long	36	June 2020	5,984,752	5,747,760	(236,992)	(167,760)

	Palladium

	NYMEX Palladium Futures Contract	Long	2	June 2020	450,180	460,960	10,780	21,440

	NYMEX Palladium Futures Contract	Long	1	September 2020	189,085	228,990	39,905	10,740
	Total Palladium		3		639,265	689,950	50,685	32,180

	Platinum
	NYMEX Platinum Futures Contract	Long	7	July 2020	298,744	255,465	(43,279)	1,845

	Silver

	CEC Silver Futures Contract	Long	7	May 2020	602,529	495,460	(107,069)	721

	CEC Silver Futures Contract	Long	7	July 2020	571,701	496,685	(75,016)	344
	Total Silver		14		1,174,230	992,145	(182,085)	1,065
	Total Precious Metals		60		8,096,991	7,685,320	(411,671)	(132,670)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	7	May 2020	204,820	157,430	(47,390)	(1,120)

	ICE Cocoa Futures Contract	Long	7	July 2020	195,454	158,130	(37,324)	(840)
	Total Cocoa		14		400,274	315,560	(84,714)	(1,960)

	Coffee

	ICE Coffee C Futures Contract	Long	5	May 2020	196,968	224,156	27,188	469

	ICE Coffee C Futures Contract	Long	6	July 2020	249,975	270,788	20,813	562

	ICE Coffee C Futures Contract	Long	8	September 2020	347,121	363,150	16,029	450

	ICE Coffee Robusta Futures Contract	Long	7	May 2020	88,887	83,020	(5,867)	(1,067)
	Total Coffee		26		882,951	941,114	58,163	414

16

Investment Derivatives (5) (continued)

Futures Contracts (continued)

Commodity Group	Description	Contract Position (4)	Number of Contracts (6)	Expiration Date	Notional Amount (7)	Value (7)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued)	Cotton

	ICE Cotton No. 2 Futures Contract	Long	11	May 2020	$369,514	$281,215	$(88,299)	$2,163

	ICE Cotton No. 2 Futures Contract	Long	8	July 2020	247,027	203,600	(43,427)	1,202
	Total Cotton		19		616,541	484,815	(131,726)	3,365

	Sugar

	ICE Sugar 11 Futures Contract	Long	31	May 2020	518,186	361,782	(156,404)	(10,763)

	ICE Sugar 11 Futures Contract	Long	27	July 2020	386,153	317,520	(68,633)	(8,165)

	ICE White Sugar Futures Contract	Long	5	May 2020	101,646	88,275	(13,371)	(750)

	ICE White Sugar Futures Contract	Long	1	August 2020	17,120	16,545	(575)	(300)
	Total Sugar		64		1,023,105	784,122	(238,983)	(19,978)
	Total Foods & Fibers		123		2,922,871	2,525,611	(397,260)	(18,159)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	11	May 2020	665,073	675,950	10,877	8,011

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	32	June 2020	964,756	772,160	(192,596)	7,040

	Live Cattle

	CME Live Cattle Futures Contract	Long	47	June 2020	1,769,559	1,731,010	(38,549)	56,400
	Total Livestock		90		3,399,388	3,179,120	(220,268)	71,451
	Total Futures Contracts		963		39,461,931	33,414,237	(6,047,694)	(9,985)
	Total receivable for variation margin on futures contracts							417,583
	Total payable for variation margin on futures contracts							(427,568)

17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Consolidated Statement of Assets and Liabilities.

(5)

As of the end of the reporting period, 100% of the Fund’s investments in commodity futures are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)

The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts, Notional Amount and Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

18

Consolidated Statement of Assets and Liabilities

March 31, 2020

(Unaudited)

Assets

Short-term investments, at value (cost $30,069,531)	$30,202,317

Cash collateral at brokers for investments in futures contracts(1)	3,327,534

Receivable for:

Interest	114,817

Shares sold	55,727

Variation margin on futures contracts	417,583

Other assets	32,771

Total assets	34,150,749

Liabilities

Payable for:

Shares redeemed	88,777

Variation margin on futures contracts	427,568

Accrued expenses:

Custodian fees	91,743

Management fees	19,717

Trustees fees	4,861

Professional fees	57,120

Shareholder reporting expenses	38,439

12b-1 distribution and service fees	447

Other	18,876

Total liabilities	747,548

Net assets	$33,403,201

Class A Shares

Net assets	$436,635

Shares outstanding	54,690

Net asset value (“NAV”) per share	$7.98

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$8.47

Class C Shares

Net assets	$389,486

Shares outstanding	50,288

NAV and offering price per share	$7.75

Class I Shares

Net assets	$32,577,080

Shares outstanding	4,033,392

NAV and offering price per share	$8.08

Fund level net assets consist of:

Capital paid-in	$48,491,756

Total distributable earnings	(15,088,555)

Fund level net assets	$33,403,201

Authorized shares – per class	Unlimited

Par value per share	$0.01
(1)	Cash pledged to collateralize the net payment obligations for investments in futures.

See accompanying notes to consolidated financial statements.

19

Consolidated Statement of Operations

Six Months Ended March 31, 2020

(Unaudited)

Investment Income	$638,982

Expenses

Management fees	334,888

12b-1 service fees – Class A Shares	801

12b-1 distribution and service fees – Class C Shares	2,967

Shareholder servicing agent fees	19,592

Custodian fees	33,043

Trustees fees	7,570

Professional fees	42,047

Shareholder reporting expenses	19,191

Federal and state registration fees	29,142

Other	8,840

Total expenses before fee waiver/expense reimbursement	498,081

Fee waiver/expense reimbursement	(141,340)

Net expenses	356,741

Net investment income (loss)	282,241

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	205,583

Futures contracts	(8,955,872)

Change in net unrealized appreciation (depreciation) of:

Investments	44,624

Futures contracts	(6,047,385)

Net realized and unrealized gain (loss)	(14,753,050)

Net increase (decrease) in net assets from operations	(14,470,809)

See accompanying notes to consolidated financial statements.

20

Consolidated Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 3/31/20	Year Ended 9/30/19

Operations

Net investment income (loss)	$282,241	$1,105,818

Net realized gain (loss) from:

Investments	205,583	7,085

Futures contracts	(8,955,872)	(14,742,279)

Change in net unrealized appreciation (depreciation) of:

Investments	44,624	185,886

Futures contracts	(6,047,385)	37,179

Net increase (decrease) in net assets from operations	(14,470,809)	(13,406,311)

Distributions to Shareholders

Dividends:

Class A Shares	(10,481)	(134,319)

Class C Shares	(3,780)	(111,269)

Class I Shares	(1,174,030)	(7,402,543)

Decrease in net assets from distributions to shareholders	(1,188,291)	(7,648,131)

Fund Share Transactions

Proceeds from sale of shares	11,692,499	33,568,357

Proceeds from shares issued to shareholders due to reinvestment of distributions	927,772	6,014,476

	12,620,271	39,582,833

Cost of shares redeemed	(39,135,403)	(79,302,709)

Net increase (decrease) in net assets from Fund share transactions	(26,515,132)	(39,719,876)

Net increase (decrease) in net assets	(42,174,232)	(60,774,318)

Net assets at the beginning of period	75,577,433	136,351,751

Net assets at the end of period	$33,403,201	$75,577,433

See accompanying notes to consolidated financial statements.

21

Financial Highlights

(Unaudited)

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (7/12)

2020(e)	$10.13	$0.03	$(2.03)	$(2.00)	$(0.15)	$—	$(0.15)	$7.98

2019	12.29	0.09	(1.47)	(1.38)	(0.78)	—	(0.78)	10.13

2018	11.75	0.03	0.74	0.77	(0.23)	—	(0.23)	12.29

2017	11.48	(0.08)	0.35	0.27	—	—	—	11.75

2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48

2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14

Class C (7/12)

2020(e)	9.80	(0.01)	(1.97)	(1.98)	(0.07)	—	(0.07)	7.75

2019	11.87	0.01	(1.41)	(1.40)	(0.67)	—	(0.67)	9.80

2018	11.35	(0.05)	0.70	0.65	(0.13)	—	(0.13)	11.87

2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35

2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18

2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91

Class I (7/12)

2020(e)	10.27	0.04	(2.05)	(2.01)	(0.18)	—	(0.18)	8.08

2019	12.45	0.12	(1.48)	(1.36)	(0.82)	—	(0.82)	10.27

2018	11.91	0.05	0.75	0.80	(0.26)	—	(0.26)	12.45

2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91

2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61

2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24

22

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(20.12)%	$437	1.66	%*	0.16%*	1.26	%*	0.57%*	0%

(11.17)	595	1.52		0.59	1.30		0.81	0

6.53	3,397	1.58		(0.04)	1.31		0.23	0

2.35	856	1.60		(0.98)	1.32		(0.69)	0

(5.44)	9,252	1.72		(1.18)	1.31		(0.78)	0

(27.52)	672	1.53		(1.41)	1.31		(1.20)	0

(20.50)	389	2.41	*	(0.59)*	2.01	*	(0.19)*	0

(11.80)	874	2.28		(0.15)	2.05		0.08	0

5.76	2,004	2.33		(0.73)	2.06		(0.46)	0

1.52	324	2.42		(1.72)	2.08		(1.38)	0

(6.13)	391	2.37		(1.94)	2.06		(1.63)	0

(28.12)	620	2.29		(2.18)	2.06		(1.96)	0

(20.03)	32,577	1.41	*	0.41 *	1.01	*	0.82 *	0

(10.92)	74,109	1.28		0.85	1.05		1.08	0

6.81	130,951	1.34		0.11	1.06		0.38	0

2.58	95,799	1.44		(0.72)	1.09		(0.37)	0

(5.15)	75,265	1.32		(0.96)	1.06		(0.70)	0

(27.40)	231,199	1.26		(1.14)	1.06		(0.94)	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

(e)	For the six months ended March 31, 2020.
*	Annualized

See accompanying notes to consolidated financial statements.

23

Notes to Consolidated Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, (the “1940 Act”) as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an upfront sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Fund’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Subsidiary

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Long-Only Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government

24

securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects paydown gains and losses, if any.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

25

Notes to Consolidated Financial Statements (Unaudited) (continued)

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

26

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$5,264,683	$—	$5,264,683
U.S. Government and Agency Obligations	—	24,937,634	—	24,937,634
Investments in Derivatives:
Futures Contracts*	(6,047,694)	—	—	(6,047,694)
Total	$(6,047,694)	$30,202,317	$—	$24,154,623
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,055,630	$2,055,630	$—
State Street Bank	3,209,053	3,209,053	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

27

Notes to Consolidated Financial Statements (Unaudited) (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the current fiscal period, the Fund invested in commodity futures to create all the commodity exposures in the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$61,911,980
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$374,246	Payable for variation margin on futures contracts*	$345,659
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(3,826,458)	Payable for variation margin on futures contracts*	(2,941,141)
Total			$(3,452,212)		$(2,595,482)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$(8,955,872)	$(6,047,385)

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in futures contracts and options on futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund

28

initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying instrument in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/20		Year Ended 9/30/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,384	353,679	46,306	$518,940
Class C	10,405	98,107	27,608	304,308
Class I	1,087,382	11,240,713	3,022,518	32,745,109
Shares issued to shareholders due to reinvestment of distributions:
Class A	837	8,914	4,203	42,238
Class C	205	2,121	7,266	71,065
Class I	85,199	916,737	580,253	5,901,173
	1,218,412	12,620,271	3,688,154	39,582,833
Shares redeemed:
Class A	(39,199)	(400,254)	(268,325)	(2,887,245)
Class C	(49,535)	(490,343)	(114,506)	(1,162,944)
Class I	(4,356,524)	(38,244,806)	(6,899,428)	(75,252,520)
	(4,445,258)	(39,135,403)	(7,282,259)	(79,302,709)
Net increase (decrease)	(3,226,846)	(26,515,132)	(3,594,105)	$(39,719,876)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

29

Notes to Consolidated Financial Statements (Unaudited) (continued)

If the Subsidiary does not make the distributions, or do not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$25,121,501
Gross unrealized:
Appreciation	$132,786
Depreciation	(1,099,664)
Net unrealized appreciation (depreciation) of investments	$(966,878)

Permanent differences, primarily due to federal taxes paid and calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2019, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$594,506
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2019, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$7,648,131
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

As of September 30, 2019, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$53,979
Long-term	—
Total	$53,979

During the Fund’s last tax year ended September 30, 2019, the Fund utilized $14,299 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

30

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next $2.5 billion	0.7000
For the next $2.5 billion	0.6875
For net assets over $10 billion	0.6750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee rate for the Fund was 0.1590%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual of the Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the Fund’s average daily net assets of any class of Fund shares.

Distribution and Service Fees

The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$—
Paid to financial intermediaries	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

31

Notes to Consolidated Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$732

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$576

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$625

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$33,403,201
Subsidiary % of Fund net assets	19.50%

Consolidated Financial Statement Information
Total assets	$6,526,602
Total liabilities	11,528
Net assets	6,515,074
Total investment income	34,468
Net investment income (loss)	19,615
Net realized gain (loss) from futures contracts	(8,955,872)
Change in net unrealized appreciation (depreciation) of investments	534
Change in net unrealized appreciation (depreciation) of futures contracts	(6,047,385)
Increase (decrease) in net assets	(14,983,108)

9. Subsequent Events

Fund Liquidation

During May 2020, the Adviser announced that the Fund will be liquidated after the close of business on July 24, 2020, as approved by the Board. Effective June 22, 2020, the Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of today may continue to purchase Fund shares until July 17, 2020. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on July 24, 2020, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Expense Cap

During May 2020, the Board approved an extension of the Expense Cap limitation for the Fund to July 31, 2022.

32

Additional Fund Information

Investment Adviser

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

257 Park Avenue South

7th Floor

New York, NY 10010

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

33

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

34

Notes

35

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-GRESH-0320P 1172676-INV-B-05/21

Mutual Funds

31 March

2020

Nuveen Gresham Managed Futures Fund

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Gresham Managed Futures Strategy Fund	NGAFX	NGCFX	NGFFX	NGIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

May 22, 2020

4

Portfolio Managers’

Comments

Nuveen Gresham Managed Futures Strategy Fund

The Fund is managed by Nuveen Fund Advisors, LLC. The Fund is sub-advised by Gresham Investment Management LLC, acting through its Term Structure Monetization division (Gresham). Jonathan S. Spencer, Xiong Lin, CFA, and Hiroshi Hamazaki from Gresham manage the Nuveen Gresham Managed Futures Strategy Fund.

Effective November 25, 2019, Michael P. Magers is no longer serve as a portfolio manager for the Fund and Hiroshi Hamazaki was added as a portfolio manager.

Here the managers review key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The COVID-19 pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

During the reporting period, although some of the Fund’s positions were negatively impacted by these events, the overall performance of the Fund in this report was relatively resilient. Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Fund to best pursue its investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

How did the Fund perform during the six-month reporting period ended March 31, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year and since inception periods ending March 31, 2020. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the ICE BofA 3-Month U.S. Treasury Bill Index (“T-Bill Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2020 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed the T-Bill Index and its Lipper classification average for the six-month reporting period ended March 31, 2020.

The Fund’s investment objective is to seek capital appreciation. The Fund employs a proprietary, quantitatively-driven, systematically-executed investment process that seeks to capitalize on the existence of price momentum (or “trend”) within the global equity, fixed income, currency and commodity markets. The Fund takes long and short positions within these markets based on the systematic analysis and identification of price trends by Gresham. The owner of a “long” position will benefit from an increase in the price of the asset, while the owner of a “short” position will benefit from a decrease in the price of the asset. Gresham generally expects that the Fund will have long and short positions in all four of these markets, but at any one time the Fund may have significantly greater exposure to one or more of the markets, and the Fund’s exposure may consist predominantly of long or short positions within a market.

The Fund’s investment strategy has two elements, which include a portfolio of derivative instruments, including futures, forward contracts and swaps, to gain its market exposure and a portfolio of cash and cash equivalent holdings, including but not limited to U.S. Treasury securities and money market funds, which serve as collateral for the Fund’s derivative positions. Derivative instruments provide investment exposure that greatly exceeds the margin requirements for such positions and thus the Fund’s use of derivative instruments has the economic effect of financial leverage (i.e., the use of borrowed funds for investment purposes). As a result of the Fund’s strategy, the Fund may at times have highly leveraged exposure across and within one or more markets. The Fund’s investments are generally made without restriction as to market capitalization, country, currency or maturity. The Fund may have exposure to issuers located in the United States as well as foreign developed and emerging markets.

Gresham’s investment philosophy is based on the belief that markets exhibit momentum, trends and other inefficiencies over time. Trends in particular reflect the phenomenon of serial correlation, whereby past price movements may influence current price behavior. Although the persistence of this phenomenon, as well as price correlation and the intensity of a price trend, will fluctuate depending on the characteristics of a given market, these features typically re-occur across markets and sectors, thus creating attractive, repeatable investment opportunities. Gresham identifies investment opportunities across a broad set of markets utilizing computerized processes. As such, the decision to trade is quantitative and directional in nature and decisions are grounded in mathematical models based on market trends and other relationships. This process is bolstered by ongoing research, diversification, risk control and a drive for efficiency in execution.

As geopolitical risk moderated somewhat in the fourth quarter of 2019, with trade tensions subsiding on signs of a U.S.-China entente and the U.S. Federal Reserve cutting rates for the third time in 2019, risk appetite remained strong through year-end and early 2020. As U.S. stock markets surged toward all-time highs in February 2020, however, few would have expected that the discussion would soon become centered on a global pandemic, and not whether a recession was on the horizon, but whether the one that had just arrived would turn into a full-blown depression. By mid-March 2020, the carnage in asset markets was widespread, as the price of equities and other macro risk factors were re-rated dramatically. Market conditions came under epic levels of duress, as volatility climbed into uncharted territory, correlations spiked and liquidity dried up or was materially impaired. An oil-price war at the worst possible time, a perceived shortage of U.S. dollars and record declines in macro aggregates all stoked the fire.

Still, assets partially bounced back in the waning days of March 2020, as the dynamics of an unprecedented shuttering of social and economic activity were met by equally unprecedented levels of central bank and government intervention in the form of record-breaking fiscal support programs and seemingly limitless quantitative easing.

6

The Fund delivered positive performance during this tumultuous reporting period, and we note that the Fund significantly outperformed the benchmark in the first quarter of 2020 amid the turmoil in markets caused by the coronavirus pandemic. The Fund’s performance was driven by favorable long rates and bonds positions, as well as short commodities positions, which offset losses from currencies and equities sectors.

Long positions in U.S. Treasuries and 30-day federal funds futures comprised the bulk of the positive contributions during the reporting period, as yields plummeted through early March 2020, with the 10-year Treasury yield reaching an all-time low of 0.31% on March 9, 2020. The short Brazilian real position was one of the largest individual contributors, as the real continued to make new record lows throughout the first quarter.

In commodities, short gas oil and Brent crude oil positions contributed as prices fell sharply amid the demand destruction caused by the pandemic hitting the energy sector especially hard in the last three months of the reporting period. Short portfolio holdings in both U.S. and U.K. natural gas were also accretive as ample supply continued to weigh on prices.

The Fund’s long positions in French 10-year bonds and Italian debt with various maturities also negatively impacted returns, as yields rose on expectations of government stimulus needed to combat the pending economic effects of the pandemic. Long Japan 10-year bond positions also detracted due to similar factors. Long positions in the S&P 500® and Dow Jones Industrial Average were the largest detractors in equities, with a short position in the Chicago Board Options Exchange (Cboe) Volatility Index® (the VIX®) futures also detracting from performance on the sudden and violent downward move in U.S. equities that began in February 2020.

In currencies, short exposure in the Japanese yen detracted most, as the yen rallied on strong safe-haven demand, while long U.S. dollar and short euro positions also took away from performance as the dollar weakened on emergency interest rate cuts.

7

Risk Considerations

Nuveen Gresham Managed Futures Strategy Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objective will be achieved. The Fund employs proprietary trading models developed by Gresham that rely on historical pricing data provided by third-parties which introduces model and data risk. The Fund’s investment decisions are determined by the models; Gresham’s investment professionals do not exercise trade-by-trade discretion over the Fund’s investments. The Fund bears the risk that Gresham’s models will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective. Models and data are subject to errors, omissions, imperfections and malfunctions which may materially negatively impact the Fund and/or its returns. The Fund may take short positions in derivative instruments, which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has holds short increases. Losses on short positions arise from increases in the value of the underlying instrument, and therefore are theoretically unlimited. More information on these risks, as well as information on other risks to which the Fund is subject, such as commodities, counterparty, credit, currency, derivatives, equity security, frequent trading, leverage, non-diversification, non-U.S. investment, subsidiary, tax, and volatility risks, are included in the Fund’s prospectus.

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Managed Futures Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of March 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	10/01/18	1.28%	11.14%	9.26%	1.77%	1.52%
Class A Shares at maximum Offering Price	10/01/18	(4.56)%	4.76%	5.03%	—	—
ICE BofA 3 Month U.S. Treasury Bill Index	—	1.04%	2.25%	2.29%	—	—
Lipper Alternative Managed Futures Funds Classification Average	—	(3.78)%	2.01%	(0.57)%	—	—

Class C Shares	10/01/18	0.95%	10.32%	8.47%	2.51%	2.27%
Class R6 Shares	10/01/18	1.42%	11.39%	9.56%	1.50%	1.26%
Class I Shares	10/01/18	1.36%	11.37%	9.51%	1.51%	1.27%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10

Holding Summaries    as of March 31, 2020

Nuveen Gresham Managed Futures Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	17.0%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations	77.9%

Total U.S. Government and Agency Obligations	77.9%

Other Assets Less Liabilities
Deposits for futures margin requirements	5.3%
Other assets less liabilities (excluding deposits for futures margin requirements)	(0.2)%

Total Other Assets Less Liabilities	5.1%

Net Assets	100%

Asset Class Risk Exposure	% Risk Allocation[2]

Commodity	33.9%

Fixed Income	32.6%

Currency	19.5%

Equity	14.0%

Top Five Fixed Income Holdings	% Risk Allocation[2]

OSE Japanese 10-Year Bond Futures Contract	4.4%

EUX 30-Year Euro-Buxl Futures Contract	3.9%

EUX 2-Year Euro-Schatz Futures Contract	3.7%

ICE 3-Month Euro-Euribor Futures Contract	2.3%

CBOT U.S. Treasury Ultra 10-Year Note Futures Contract	1.8%

Top Five Currency Holdings	% Risk Allocation[2]

CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	3.1%

CME Euro FX/Swiss Francs Cross Rate Currency Futures Contract	2.3%

CME Brazilian Real Currency Futures Contract	2.1%

SGX Indian Rupee/USD Currency Futures Contract	2.0%

CME Swiss Franc Currency Futures Contract	1.8%

Top Five Equity Holdings	% Risk Allocation[2]

CME E-mini NASDAQ 100 Index Futures Contract	1.7%

EUX STOXX 600 Banks Index Futures Contract	1.6%

CME E-mini Russell 2000 Index Futures Contract	1.4%

FTSE MIB Index Futures Contract	1.0%

CME Nikkei 225 Index Futures Contract	1.0%

Top Five Commodity Holdings	% Risk Allocation[2]

NYMEX Natural Gas Futures Contract	3.6%

CME Feeder Cattle Futures Contract	2.7%

ICE Low Sulphur Gas Oil Futures Contract	2.6%

ICE Brent Crude Oil Futures Contract	2.4%

CEC Gold 100 oz Futures Contract	1.8%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Risk Allocation is calculated by multiplying each position’s notional exposure by its realized volatility and dividing by the sum of the Fund’s volatility-adjusted exposure. These numbers will sum to 100% and do not account for the direction of the position or correlations between contracts.

11

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.

The beginning of the period is October 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Managed Futures Strategy Fund

	Share Class
	A Shares	C Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.79	$1,009.52	$1,014.21	$1,013.57
Expenses Incurred During the Period	$7.60	$11.40	$6.29	$6.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.45	$1,013.65	$1,018.75	$1,018.70
Expenses Incurred During the Period	$7.62	$11.43	$6.31	$6.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.51%, 2.27%, 1.25% and 1.26% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

12

Nuveen Gresham Managed Futures Strategy Fund

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 94.9%

	REPURCHASE AGREEMENTS – 17.0%

$1,690	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/20, repurchase price $1,689,776, collateralized by $1,515,000 U.S. Treasury Bonds, 2.375%, due 5/15/27, value $1,724,309	0.000%	4/01/20	N/A	$1,689,776

2,582	Repurchase Agreement with State Street Bank, dated 3/31/20, repurchase price $2,582,593, collateralized by $2,565,300 U.S. Treasury Notes, 2.000%, due 8/31/21, value $2,634,255, (3)	0.000%	4/01/20	N/A	2,582,593
$4,272	Total Repurchase Agreements (cost $4,272,369)				4,272,369

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 77.9%

3,707	U.S. Treasury Bills	0.000%	4/23/20	F1+	3,706,912

404	U.S. Treasury Bills	0.000%	7/16/20	F1+	403,881

249	U.S. Treasury Bills	0.000%	8/13/20	F1+	248,902

3,593	U.S. Treasury Bills	0.000%	9/10/20	F1+	3,590,793

11,540	U.S. Treasury Bills	0.000%	9/24/20	F1+	11,532,934
$19,493	Total U.S. Government and Agency Obligations (cost $19,481,582)				19,483,422
	Total Short-Term Investments (cost $23,753,951)				23,755,791
	Other Assets Less Liabilities – 5.1% (4)				1,267,776
	Net Assets – 100%				$25,023,567

Investments in Derivatives

Futures Contracts

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	ASX 3-Year Australian Bond Futures Contract	Long	51	June 2020	$3,669,045	$3,673,723	$4,678	$1,547

	ASX 10-Year Australian Bond Futures Contract	Long	5	June 2020	464,675	463,203	(1,472)	752

	CBOT 30-Day Fed Fund Futures Contract	Long	13	December 2020	5,356,720	5,413,308	56,588	(293)

	CBOT U.S. Treasury 2-Year Note Futures Contract	Long	22	June 2020	4,782,095	4,848,422	66,327	(688)

	CBOT U.S. Treasury 5-Year Note Futures Contract	Long	6	June 2020	728,366	752,156	23,790	(281)

	CBOT U.S. Treasury Long Bond Futures Contract	Long	1	June 2020	163,994	179,063	15,069	(1,656)

	CBOT U.S. Treasury Ultra 10-Year Bond Futures Contract	Long	3	June 2020	444,676	468,094	23,418	(984)

	CBOT U.S. Treasury Ultra 10-Year Note Futures Contract	Long	8	June 2020	1,087,838	1,109,500	21,662	(1,125)

	CBOT U.S. Treasury Ultra Bond Futures Contract	Long	1	June 2020	202,189	221,875	19,686	(3,250)

	CME 90-Day Euro Futures Contract	Long	28	December 2020	6,910,265	6,976,200	65,935	1,023

13

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Investment Derivatives (continued)

Futures Contracts (continued):

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	EUX 2-Year Euro-Schatz Futures Contract	Long	141	June 2020	$17,481,415	$17,446,534	$(34,881)	$(7,738)

	EUX 5-Year Euro-BOBL Futures Contract	Long	11	June 2020	1,651,104	1,640,353	(10,751)	(3,640)

	EUX 10-Year Euro-BUND Futures Contract	Long	4	June 2020	772,276	761,045	(11,231)	(4,809)

	EUX 30-Year Euro-BUXL Futures Contract	Long	4	June 2020	970,731	925,994	(44,737)	(20,117)

	EUX French Bond Euro-OAT Futures Contract	Long	2	June 2020	373,156	368,832	(4,324)	(2,140)

	ICE 3-Month Euro-Euribor Futures Contract	Long	136	December 2020	37,671,724	37,654,199	(17,525)	(3,751)

	ICE 3-Month Euro-Swiss Franc Futures Contract	Long	68	December 2020	17,816,444	17,787,740	(28,704)	(1,766)

	ICE 90-Day Sterling Futures Contract	Long	99	December 2020	15,292,543	15,317,192	24,649	(769)

	ICE Long Gilt Futures Contract	Long	5	June 2020	833,528	845,808	12,280	(3,105)

	Montreal Exchange 10-Year Canadian Bond Futures Contract	Long	8	June 2020	811,040	836,439	25,399	796

	OSE Japanese 10-Year Bond Futures Contract	Long	4	June 2020	5,754,691	5,675,703	(78,988)	(5,952)
	Aggregate Long Fixed Income Futures Contracts		620		123,238,515	123,365,383	126,868	(57,946)
	Aggregate Short Fixed Income Futures Contracts		—		—	—	—	—

Currency Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	CME Australian Dollar Currency Futures Contract	Short	(4)	June 2020	$(261,567)	$(245,720)	$15,847	$440

	CME Brazilian Real Currency Futures Contract	Short	(32)	May 2020	(630,007)	(615,680)	14,327	1,120

	CME British Pound Currency Futures Contract	Short	(5)	June 2020	(383,671)	(389,250)	(5,579)	(1,625)

	CME Canadian Dollar Currency Futures Contract	Short	(9)	June 2020	(654,417)	(639,405)	15,012	(3,240)

	CME Euro Currency Futures Contract	Short	(3)	June 2020	(406,154)	(414,356)	(8,202)	525

	CME Euro FX/British Pound Cross Rate Currency Futures Contract	Long	3	June 2020	430,720	413,200	(17,520)	(2,259)

	CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	Short	(11)	June 2020	(1,499,694)	(1,516,113)	(16,419)	5,627

	CME Euro FX/Swiss Francs Cross Rate Currency Futures Contract	Short	(35)	June 2020	(4,812,190)	(4,821,364)	(9,174)	(13,636)

	CME Japanese Yen Currency Futures Contract	Long	1	June 2020	117,546	116,494	(1,052)	281

	CME Mexican Peso Currency Futures Contract	Short	(9)	June 2020	(188,606)	(188,595)	11	(4,837)

	CME New Zealand Dollar Currency Futures Contract	Short	(6)	June 2020	(377,929)	(356,940)	20,989	2,700

	CME Swiss Franc Currency Futures Contract	Long	7	June 2020	939,791	911,488	(28,303)	(3,763)

	ICE U.S. Dollar Index Futures Contract	Long	4	June 2020	410,265	396,368	(13,897)	(756)

	SGX Indian Rupee/USD Currency Futures Contract	Short	(52)	April 2020	(1,345,482)	(1,366,768)	(21,286)	(5,096)
	Aggregate Long Currency Futures Contracts		15		1,898,322	1,837,550	(60,772)	(6,497)
	Aggregate Short Currency Futures Contracts		(166)		(10,559,717)	(10,554,191)	5,526	(18,022)

14

Investment Derivatives (continued)

Futures Contracts (continued):

Equity Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	CBOT DJIA E-Mini Index Futures Contract	Short	(1)	June 2020	$(109,863)	$(108,755)	$1,108	$(108,755)

	CME E-mini NASDAQ 100 Index Futures Contract	Long	1	June 2020	144,053	155,725	11,672	(1,370)

	CME E-mini Russell 2000 Index Futures Contract	Short	(2)	June 2020	(108,347)	(114,760)	(6,413)	680

	CME Nikkei 225 Index Futures Contract	Short	(1)	June 2020	(95,847)	(94,325)	1,522	2,350

	EUX EURO STOXX 50 Index Futures Contract	Short	(1)	June 2020	(29,359)	(30,297)	(938)	(364)

	EUX MSCI Europe Index Futures Contract	Short	(1)	June 2020	(20,044)	(20,729)	(685)	(358)

	EUX STOXX 600 Banks Index Futures Contract	Short	(35)	June 2020	(151,155)	(169,074)	(17,919)	(386)

	EUX STOXX Europe 600 Index Futures Contract	Short	(1)	June 2020	(16,774)	(17,420)	(646)	(298)

	EUX Swiss Market New Index Futures Contract	Long	1	June 2020	78,089	94,701	16,612	1,621

	FTSE MIB Index Futures Contract	Short	(1)	June 2020	(92,808)	(93,327)	(519)	(1,103)

	ICE FTSE 100 Index Futures Contract	Short	(1)	June 2020	(62,782)	(69,999)	(7,217)	(1,006)

	ICE FTSE 250 Index Futures Contract	Short	(1)	June 2020	(31,556)	(37,167)	(5,611)	(1,250)

	ICE MSCI EAFE Index Futures Contract	Short	(1)	June 2020	(74,798)	(77,965)	(3,167)	585

	ICE MSCI Emerging Markets Index Futures Contract	Short	(2)	June 2020	(85,751)	(84,290)	1,461	(537)

	MDE Mexican Bolsa Index Futures Contract	Short	(6)	June 2020	(89,911)	(89,449)	462	(1,991)

	OSE TOPIX Index Futures Contract	Short	(1)	June 2020	(128,895)	(130,481)	(1,586)	1,116

	SAF FTSE/JSE Top 40 Index Futures Contract	Short	(3)	June 2020	(59,541)	(68,838)	(9,297)	(1,662)

	SGX FTSE China A50 Index Futures Contract	Short	(9)	April 2020	(112,031)	(113,400)	(1,369)	(1,530)

	SGX MSCI Singapore Index Futures Contract	Short	(3)	April 2020	(57,809)	(59,394)	(1,585)	(1,150)

	SGX MSCI Taiwan Index Futures Contract	Long	2	April 2020	73,422	74,200	778	260
	Aggregate Long Equity Futures Contracts		4		295,564	324,626	29,062	511
	Aggregate Short Equity Futures Contracts		(70)		(1,327,271)	(1,379,670)	(52,399)	(115,659)

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Short	(6)	June 2020	$(178,040)	$(158,100)	$19,940	$420

	ICE WTI Crude Oil Futures Contract	Short	(2)	May 2020	(68,300)	(40,960)	27,340	(780)

	NYMEX WTI Crude Oil Futures Contract	Short	(2)	May 2020	(67,750)	(40,960)	26,790	(780)
	Total Crude Oil		(10)		(314,090)	(240,020)	74,070	(1,140)

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Short	(8)	May 2020	(236,100)	(235,800)	300	(6,200)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Short	(2)	May 2020	(90,080)	(84,126)	5,954	1,159

15

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Investment Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy (continued)	Natural Gas

	ICE Natural Gas Futures Contract	Short	(10)	May 2020	$(84,538)	$(62,879)	$21,659	$347

	NYMEX Natural Gas Futures Contract	Short	(27)	May 2020	(518,830)	(442,800)	76,030	13,500
	Total Natural Gas		(37)		(603,368)	(505,679)	97,689	13,847

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Short	(1)	May 2020	(28,636)	(24,893)	3,743	1,012
	Total Energy		(58)		(1,272,274)	(1,090,518)	181,756	8,678

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	13	April 2020	500,926	487,988	(12,938)	(2,032)

	LME Primary Aluminum Futures Contract	Short	(13)	April 2020	(553,719)	(487,988)	65,731	2,031

	LME Primary Aluminum Futures Contract	Short	(10)	May 2020	(381,876)	(378,563)	3,313	1,313
	Total Aluminum		(10)		(434,669)	(378,563)	56,106	1,312

	Copper

	LME Copper Futures Contract	Long	2	April 2020	261,494	247,163	(14,331)	9,037

	LME Copper Futures Contract	Short	(2)	April 2020	(284,750)	(247,163)	37,587	(9,038)

	LME Copper Futures Contract	Short	(1)	May 2020	(120,019)	(123,663)	(3,644)	(4,525)

	LME Copper Futures Contract	Short	(3)	May 2020	(187,625)	(167,100)	20,525	(5,438)
	Total Copper		(4)		(330,900)	(290,763)	40,137	(9,964)

	Lead

	LME Lead Futures Contract	Long	2	April 2020	84,138	86,963	2,825	1,988

	LME Lead Futures Contract	Short	(2)	April 2020	(92,213)	(86,963)	5,250	(1,988)

	LME Lead Futures Contract	Short	(2)	May 2020	(84,325)	(87,150)	(2,825)	(1,938)
	Total Lead		(2)		(92,400)	(87,150)	5,250	(1,938)

	Nickel

	LME Nickel Futures Contract	Long	6	April 2020	411,342	411,948	606	6,048

	LME Nickel Futures Contract	Short	(5)	May 2020	(336,540)	(343,935)	(7,395)	(4,995)

	LME Nickel Futures Contract	Short	(6)	April 2020	(454,311)	(411,948)	42,363	(6,048)
	Total Nickel		(5)		(379,509)	(343,935)	35,574	(4,995)

	Zinc

	LME Zinc Futures Contract	Long	6	April 2020	281,856	284,663	2,807	4,800

	LME Zinc Futures Contract	Short	(6)	April 2020	(301,438)	(284,663)	16,775	(4,800)

	LME Zinc Futures Contract	Short	(4)	May 2020	(185,825)	(190,250)	(4,425)	(3,225)
	Total Zinc		(4)		(205,407)	(190,250)	15,157	(3,225)
	Total Industrial Metals		(25)		(1,442,885)	(1,290,661)	152,224	(18,810)

16

Investment Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	(8)	May 2020	$(146,813)	$(136,300)	$10,513	$175

	Canola Oil

	ICE Canola Oil Futures Contract	Short	(74)	May 2020	(487,420)	(493,018)	(5,598)	(1,367)

	Rapeseed

	EOP Rapeseed Futures Contract	Short	(16)	May 2020	(307,681)	(316,753)	(9,072)	1,545

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	7	May 2020	228,940	225,050	(3,890)	(2,430)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	(6)	May 2020	(100,974)	(97,236)	3,738	(582)

	Soybeans

	CBOT Soybean Futures Contract	Short	(5)	May 2020	(220,675)	(221,500)	(825)	(938)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	1	May 2020	24,275	24,650	375	24,650

	CBOT Wheat Futures Contract	Long	4	May 2020	113,438	113,750	312	(150)

	EOP Mill Wheat Futures Contract	Long	37	May 2020	398,848	400,421	1,573	(41)
	Total Wheat		42		536,561	538,821	2,260	24,459
	Total Agriculturals		(60)		(498,062)	(500,936)	(2,874)	20,862

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	2	June 2020	314,970	319,320	4,350	(9,320)

	TOCOM Gold Futures Contract	Long	3	February 2021	157,126	155,964	(1,162)	670
	Total Gold		5		472,096	475,284	3,188	(8,650)

	Platinum

	NYMEX Platinum Futures Contract	Short	(2)	July 2020	(67,345)	(72,990)	(5,645)	(460)

	Silver

	CEC Silver Futures Contract	Short	(1)	May 2020	(72,550)	(70,780)	1,770	(120)
	Total Precious Metals		2		332,201	331,514	(687)	(9,230)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	(4)	May 2020	(90,698)	(87,146)	3,552	845

	ICE Cocoa Futures Contract	Short	(1)	July 2020	(22,820)	(22,590)	230	120
	Total Cocoa		(5)		(113,518)	(109,736)	3,782	965

	Coffee

	ICE Coffee C Futures Contract	Long	2	July 2020	88,200	90,263	2,063	90,262

17

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2020

(Unaudited)

Investment Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued)	Cotton

	ICE Cotton No. 2 Futures Contract	Short	(8)	May 2020	$(252,065)	$(204,520)	$47,545	$(1,720)

	Palm Oil

	KLSE Crude Palm Oil Futures Contract	Long	9	June 2020	123,976	125,104	1,128	(2,089)

	Sugar

	ICE Sugar 11 Futures Contract	Short	(9)	May 2020	(113,075)	(105,034)	8,041	3,126
	Total Foods & Fibers		(11)		(266,482)	(203,923)	62,559	90,544

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	(7)	May 2020	(408,711)	(430,150)	(21,439)	(7,000)

	Lean Hogs

	CME Lean Hogs Futures Contract	Short	(5)	June 2020	(150,400)	(120,650)	29,750	(1,100)

	Live Cattle

	CME Live Cattle Futures Contract	Short	(3)	June 2020	(113,610)	(110,490)	3,120	(3,600)
	Total Livestock		(15)		(672,721)	(661,290)	11,431	(11,700)
	Aggregate Long Commodity Futures Contracts		94		2,989,529	2,973,247	(16,282)	121,393
	Aggregate Short Commodity Futures Contracts		(261)		(6,809,752)	(6,389,061)	420,691	(41,049)
	Total Futures Contracts		236		$109,725,190	$110,177,884	$452,694	$(117,269)
	Total receivable for variation margin on futures contracts							$184,471
	Total payable for variation margin on futures contracts							$(301,740)

18

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 - General Information, Subsidiary and Note 8 - Basis for Consolidation of Subsidiary Information for more information.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Consolidated Statement of Assets and Liabilities.

(5)

As of the end of the reporting period, 100% of the Fund’s investments in commodity futures are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

N/A	Not applicable

ASX	Austrailian Securities Exchange

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

DJIA	Dow Jones Industrial Average

EOP	Euronext Paris

EUX	Eurex Exchange

FTSE	Financial Times Stock Exchange

ICE	Intercontinental Exchange

JSE	Johannesburg Stock Exchange

KC HRW	Kansas City Hard Red Winter

KLSE	Kuala Lumpur Stock Exchange

LME	London Metal Exchange

MDE	Mexican Derivatives Exchange

MIB	Milano Indice di Borsa

MSCI	Morgan Stanley Capital International

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

OSE	Osaka Stock Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

SAF	South African Futures Exchange

SGX	Singapore Exchange Limited

TOCOM	Tokyo Commodity Exchange

USD	U.S. Dollar

WTI	West Texas Intermediate

See accompanying notes to consolidated financial statements.

19

Consolidated Statement of Assets and Liabilities

March 31, 2020

(Unaudited)

Assets

Short-term investments, at value (cost $23,753,951)	$23,755,791

Cash collateral at brokers for investments in futures contracts(1)	1,441,205

Receivable for variation margin on futures contracts	184,471

Other assets	36,255

Total assets	25,417,722

Liabilities

Payable for variation margin on futures contracts	301,740

Accrued expenses:

Custodian fees	58,688

Management fees	6,598

Professional fees	20,399

Trustees fees	134

12b-1 distribution and service fees	51

Other	6,545

Total liabilities	394,155

Net assets	$25,023,567

See accompanying notes to consolidated financial statements.

20

Class A Shares

Net assets	$240,632

Shares outstanding	12,280

Net asset value (“NAV”) per share	$19.60

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.80

Class C Shares

Net assets	$24,395

Shares outstanding	1,250

NAV and offering price per share	$19.52

Class R6 Shares

Net assets	$24,415,770

Shares outstanding	1,246,250

NAV and offering price per share	$19.59

Class I Shares

Net assets	$342,770

Shares outstanding	17,496

NAV and offering price per share	$19.59

Fund level net assets consist of:

Capital paid-in	$24,780,689

Total distributable earnings	242,878

Fund level net assets	$25,023,567

Authorized shares – per class	Unlimited

Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in futures.

See accompanying notes to consolidated financial statements.

21

Consolidated Statement of Operations

Six Months Ended March 31, 2020

(Unaudited)

Investment Income	$186,923

Expenses

Management fees	122,803

12b-1 service fees – Class A Shares	116

12b-1 distribution and service fees – Class C Shares	127

Shareholder servicing agent fees	469

Custodian fees	21,629

Trustees fees	7,072

Professional fees	23,509

Shareholder reporting expenses	4,872

Federal and state registration fees	33,516

Other	4,822

Total expenses before fee waiver/expense reimbursement	218,935

Fee waiver/expense reimbursement	(58,637)

Net expenses	160,298

Net investment income (loss)	26,625

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	2,990

Futures contracts	(486,163)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(4,012)

Futures contracts	683,240

Net realized and unrealized gain (loss)	196,055

Net increase (decrease) in net assets from operations	$222,680

See accompanying notes to consolidated financial statements.

22

Consolidated Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 3/31/20	For the Period 10/1/18 (commencement of operations) through 9/30/19

Operations

Net investment income (loss)	$26,625	$176,148

Net realized gain (loss) from:

Investments and foreign currency	2,990	4,677

Futures contracts	(486,163)	3,312,981

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(4,012)	(4,773)

Futures contracts	683,240	(230,546)

Net increase (decrease) in net assets from operations	222,680	3,258,487

Distributions to Shareholders

Dividends:

Class A Shares	(13,880)	—

Class C Shares	(3,681)	—

Class R6 Shares	(3,944,255)	(35,020)

Class I Shares	(3,954)	(35)

Decrease in net assets from distributions to shareholders	(3,965,770)	(35,055)

Fund Share Transactions

Proceeds from sale of shares	702,413	25,022,320

Proceeds from shares issued to shareholders due to reinvestment of distributions	9,993	—

	712,406	25,022,320

Cost of shares redeemed	(191,501)	—

Net increase (decrease) in net assets from Fund share transactions	520,905	25,022,320

Net increase (decrease) in net assets	(3,222,185)	28,245,752

Net assets at the beginning of period	28,245,752	—

Net assets at the end of period	25,023,567	$28,245,752

See accompanying notes to consolidated financial statements.

23

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/18)

2020(f)	$22.55	$(0.01)	$0.17	$0.16	$(1.03)	$(2.08)	$(3.11)	$19.60

2019(e)	20.00	0.08	2.47	2.55	—	—	—	22.55

Class C (10/18)

2020(f)	22.38	(0.08)	0.17	0.09	(0.87)	(2.08)	(2.95)	19.52

2019(e)	20.00	(0.07)	2.45	2.38	—	—	—	22.38

Class R6 (10/18)

2020(f)	22.58	0.02	0.16	0.18	(1.09)	(2.08)	(3.17)	19.59

2019(e)	20.00	0.14	2.47	2.61	(0.03)	—	(0.03)	22.58

Class I (10/18)

2020(f)	22.58	(— )**	0.17	0.17	(1.08)	(2.08)	(3.16)	19.59

2019(e)	20.00	0.14	2.47	2.61	(0.03)	—	(0.03)	22.58

24

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.28%	$241	1.97	%*	(0.57	)%*	1.51	%*	(0.12	)%*	0%

12.75	51	1.77		0.15		1.52		0.39		0

0.95	24	2.72	*	(1.27	)*	2.27	*	(0.81	)*	0

11.90	28	2.51		(0.58)		2.27		(0.34)		0

1.42	24,416	1.70	*	(0.25	)*	1.25	*	0.21	*	0

13.06	28,139	1.50		0.44		1.26		0.68		0

1.36	343	1.72	*	(0.47	)*	1.26	*	(0.01	)*	0

13.06	28	1.51		0.42		1.27		0.66		0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

(e)	For the period October 1, 2018 (commencement of operations) through September 30, 2019.
(f)	For the six months ended March 31, 2020.
*	Annualized
**	Rounds to more than $(0.01).

See accompanying notes to consolidated financial statements.

25

Notes to Consolidated Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Gresham Managed Futures Strategy Fund (the “Fund”), as a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2020, and the period covered by these Notes to Financial Statements is for the six months ended March 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with its affiliate Gresham Investment Management LLC (“Gresham”), to manage the Fund’s investment strategy.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Fund’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Subsidiary

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing up to 25% of its net assets in the Managed Futures Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

26

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Consolidated Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Consolidated Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Consolidated Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects paydown gains and losses, if any.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

27

Notes to Consolidated Financial Statements (Unaudited) (continued)

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price;

28

securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$4,272,369	$—	$4,272,369
U.S. Government and Agency Obligations	—	19,483,422	—	19,483,422
Investments in Derivatives:
Futures Contracts*	404,409	—	—	404,409
Total	$404,409	$23,755,791	$—	$24,160,200
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,689,776	$(1,689,776)	$—
State Street Bank	2,582,593	(2,582,593)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

29

Notes to Consolidated Financial Statements (Unaudited) (continued)

Futures Contracts

The Fund invests in futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the current fiscal period, the Fund invested in commodity futures, currency futures, equity index futures, interest rate and bond futures to gain long or short exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$147,437,835
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Fixed Income	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$96,012	Payable for variation margin on futures contracts*	$263,469
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(1,472)	Payable for variation margin on futures contracts*	(231,141)
Total			$94,540		$32,328

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Currency	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$51,163	Payable for variation margin on futures contracts*	$15,023
		Cash collateral at broker for investments in futures contracts and Receivable for variation margin on futures contracts*	(25,673)	Payable for variation margin on futures contracts*	(95,759)
Total			$25,490		$(80,736)

30

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Equity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$18,912	Payable for variation margin on futures contracts*	$14,703
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(11,166)	Payable for variation margin on futures contracts*	(45,786)
Total			$7,746		$(31,083)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$227,382	Payable for variation margin on futures contracts*	$270,216
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(24,565)	Payable for variation margin on futures contracts*	(68,624)
Total			$202,817		$201,592
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$307,432	$569,891
Currency	Futures contracts	(263,481)	(170,532)
Equity	Futures contracts	(1,017,688)	(46,372)
Fixed Income	Futures contracts	487,574	330,253
Total		(486,163)	$683,240

Financial Instrument Risk

The financial instruments used by the Fund are futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in futures contracts and options on futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying

31

Notes to Consolidated Financial Statements (Unaudited) (continued)

commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying instrument in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/20		For the Period 10/01/18 (commencement of operations) through 9/30/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,484	$267,081	2,250	$47,320
Class C	—	—	1,250	25,000
Class R6	—	—	1,246,250	24,925,000
Class I	22,104	435,332	1,250	25,000
Shares issued to shareholders due to reinvestment of distribution:
Class A	513	9,993	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	36,101	712,406	1,251,000	25,022,320
Shares redeemed:
Class A	(3,967)	(77,335)	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(5,858)	(114,166)	—	—
	(9,825)	(191,501)	—	—
Net increase (decrease)	26,276	$520,905	1,251,000	$25,022,320

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and each Subsidiary will be operated consistent with the statutory provision. However, if the Fund was to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

32

If the Subsidiary does not make the distributions, or do not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$24,170,976
Gross unrealized:
Appreciation	$37,509
Depreciation	—
Net unrealized appreciation (depreciation) of investments	$37,509

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, non-deductible stock issuance costs, and calculation of taxable income from the Subsidiary, resulted in reclassifications among components of net assets as of September 30, 2019, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$2,287,936
Undistributed net long-term capital gains	1,677,718
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$35,055
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from interest and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

33

Notes to Consolidated Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next $2.5 billion	0.7000
For the next $2.5 billion	0.6875
For net assets over $10 billion	0.6750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee rate for the Fund was 0.1590%.

Gresham manages the investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the Fund’s average daily net assets of any class of Fund shares. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the September 30, 2021 only with the approval of the Board.

Distribution and Service Fees

The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$—
Paid to financial intermediaries	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

34

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$67

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$—

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and its Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of each Fund and its Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of each Subsidiary, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

Date of Incorporation	October 1, 2018

Fund Net Assets
Fund net assets	$25,023,567
Subsidiary % of Fund net assets	12.25%

Consolidated Financial Statement Information
Total assets	$3,156,188
Total liabilities	89,587
Net assets	3,066,601
Total investment income	3,355
Net investment income (loss)	(9,272)
Net realized gain (loss) from futures contracts	307,432
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(7,536)
Change in net unrealized appreciation (depreciation) of futures contracts	569,891
Increase (decrease) in net assets	860,515

9. Subsequent Events

Expense Cap

During May 2020, the Board approved an extension of the Expense Cap limitation for the Fund to July 31, 2022.

35

Additional Fund Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Gresham Investment Management LLC 257 Park Avenue South 7th Floor New York, NY 10010	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of nearterm volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofA 3 Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Managed Futures Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Managed Futures Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

37

Notes

38

Notes

39

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-GMF-0320P 1172677-INV-B-05/21

Mutual Funds
31 March 2020
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

4

Portfolio Managers’
Comments
Nuveen NWQ Flexible Income Fund
The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.
Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell-off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
During the reporting period, the performance of the Fund in this report was negatively impacted by these events. Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Fund to best pursue its investment objectives while mitigating risks through all market environments.
How did the Fund perform during the six-month reporting period ended March 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year, ten-year and since inception periods ended March 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV).

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
During the six-month reporting period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofA U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.
What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2020?
The Fund seeks to provide current income and positive risk-adjusted capital appreciation by investing in corporate securities across the capital structure based on the team’s assessment of relative value and risk. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.
The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.
Before the COVID-19 crisis, U.S. economic data for the reporting period was generally positive and reflecting a growing economy. With the onset of the pandemic and lockdowns, the U.S. economy has changed from expansion to recession in just a few weeks. Recent U.S. economic data posted significant declines. First time unemployment claims jumped by 9.6 million in the last two weeks of the first quarter of 2020 and added another 6.6 million claims during the first week of April 2020, with further massive increases ahead a certainty.
The policy response both on the monetary and fiscal side has also been unprecedented in size, scope and speed. The Federal Reserve (Fed) slashed the Fed Funds rate by a total of 150 bps in a span of two weeks. The Fed has committed to whatever it takes by becoming the lender and buyer of last resort to restore liquidity and the flow of credit. The first installment of the U.S. fiscal response (the CARES Act) at $2 trillion, aims to be the largest in history, approximately 10% of U.S. gross national product. A meaningful portion of the government aid is being delivered in the form of grants, enabling small businesses to retain employees, pay rent and utilities without being saddled with debt obligations. Further stimulus packages are likely and central banks such as the Fed and the European Central Bank (ECB) have expressed willingness to print seemingly infinite amounts of cash to support aggregate demand and market liquidity with various programs aimed at helping virtually all areas of the credit market.
The implications of the outbreak to the U.S. economy and markets have been vastly different than what transpired during the Global Financial Crisis in 2008-2009. The primary problem a decade ago was a strain in the financial system. The main task for policymakers was to shore up systemically important financial institutions and inject enough liquidity into the system. This time, the issue is an economic not financial strain and associated liquidity issues are a result of the problem, not the cause. Injecting liquidity to the financial system is an immediate task but the path to recovery out of the COVID-19 crisis induced recession would be highly dependent on the success of fiscal policy, the duration of the lockdown and disease mitigation efforts.
Global financial markets were roiled by the COVID-19 crisis, which has generated an unprecedented exogenous shock to the global economy the likes of which we have not seen in modern history. Uncertainty on the duration and depth of the pandemic left the markets unable to price such multi-variable risk. Market structure also played a key role in recent performance and sentiment given the massive size of exchange-traded funds (ETFs) and the unprecedented work from home initiatives. The scramble for cash to meet redemptions and margin calls along with substantial volatility led to a breakdown in correlations and market functioning, even in liquid, large markets like the U.S. Treasuries and the mortgage-backed security (MBS) agency, as investors sell what they can. The breakup of the Organization of the Petroleum Exporting Countries (OPEC+) triggered a precipitous decline in oil prices that further added to the
6

selling pressure particularly in the energy sector. Credit spreads widened to levels not seen since 2009 as the market began to speculate about the potential for widespread credit downgrades across the quality scale. During the first quarter of 2020, the 10-year Treasury yield declined 125 basis points to 0.67%, the lowest recorded level in 60 years.
The significant deceleration in economic activity resulting from the COVID-19 crisis led to a sharp decline in risk assets, including corporate fixed income. During this most challenging time for risk assets since the 2008 crisis, all asset classes the Fund invests in; investment grade bonds, high yield bonds, preferred securities, convertibles and equities posted negative returns.
Since the third quarter of 2018, we have been steadily de-risking the portfolio, increasing quality and investment grade bond exposure while trimming common stocks allocation to the lowest since 2013. In the early weeks of the sell-off, we took decisive action in lowering or eliminating exposure to areas where the economic shutdown could extend to, including airlines, select tourist-destination Real Estate Investment Trusts (REITs), local sports broadcasters and retailers whose stores will be closed for an extended period.
The top contributor to performance for the reporting period was NextEra Energy Partners LP common stock. We sold the position in February 2020 prior to the significant sell-off in the equity markets which contributed to it being a top performer. Nonetheless, growth has been strong at its Florida regulated utility as well as its renewable business. Also contributing to performance was health care holding Bristol-Myers Squibb Co., which released positive results for their Checkmate-9LA trial. The trial validates Bristol-Myers attempt to gain a footing in the first-line non-small cell lung cancer indication the largest immuno-oncology setting. We continue to hold the position. Lastly, the structured note of Merrill Lynch International & Co. contributed to portfolio performance. The underlying common stock, Broadcom Inc., rose on the announcement of a potential sale of its radio-frequency unit. Management no longer views its wireless (and industrial) businesses as core and chose to focus on its more stable, higher margin networking, broadband and storage solutions business on the components side. The note matured during the reporting period.
Those positions that detracted from performance included Nordstrom Inc. senior note. The position detracted as the impact of COVID-19 crisis resulted in the company closing all stores beginning March 17, 2020. Nordstrom has taken precautionary measures to protect liquidity including eliminating the dividend and share repurchases, drawing down its $800 million revolver and cutting expenses. However, there remains uncertainty as to how long the impact of the pandemic will last, which has resulted in downgrades by the rating agencies. We believe the company has taken a conservative approach in protecting its liquidity to be able weather the storm and a slow return of consumers back to its stores. We continue to hold the position. In addition, CenterPoint Energy Inc. convertible preferred was another detractor from portfolio performance as shares fell sharply after the Public Utilities Commission of Texas (PUCT) discussed CenterPoint Energy’s outstanding Houston Electric rate case that indicated a lower than expected return on investment along with several provisions to the subsidiary. Investors expected that there would be potential significant equity needs if the final decision is in line with what the PUCT discussed. We continue to hold the position. Lastly, the common stock of MGM Growth Properties LLC was another detractor from portfolio performance as the COVID-19 crisis caused the unprecedented move for the nation to shelter in place. As a result, many casino REIT's across the country were mandated to shut operations to help address the spread of the virus. Although MGM's tenant is considered a high quality casino operator, the potential for a lease restructuring and the resulting negative impact on net operating income (NOI) quickly resulted in the stock valuation re-rating lower. Given the uncertain duration of the "shelter in place" mandate, we chose to exit the position.
7

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Flexible Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/09/09	(10.36)%	(4.07)%	2.93%	5.70%	1.06%	0.96%
Class A Shares at maximum Offering Price	12/09/09	(14.62)%	(8.62)%	1.94%	5.19%	-	-
Bloomberg Barclays U.S. Aggregate Bond Index	-	3.33%	8.93%	3.36%	3.88%	-	-
ICE BofA U.S. 50% Corporate and 50% High Yield Index	-	(6.94)%	(1.65)%	3.01%	5.22%	-	-
Lipper Flexible Income Funds Classification Average	-	(10.07)%	(5.49)%	1.62%	4.69%	-	-
Class C Shares	12/09/09	(10.68)%	(4.80)%	2.16%	4.91%	1.81%	1.71%
Class I Shares	12/09/09	(10.24)%	(3.82)%	3.19%	5.97%	0.80%	0.71%

	Total Returns as of March 31, 2020*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(10.18)%	(3.71)%	3.30%	0.74%	0.64%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
10

Yields    as of March 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.34%	4.74%	5.97%	5.88%
SEC 30-Day Yield - Subsidized	5.23%	4.73%	5.89%	5.74%
SEC 30-Day Yield - Unsubsidized	5.13%	4.63%	5.72%	5.64%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
11

Holding Summaries    as of March 31, 2020
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen NWQ Flexible Income Fund
Fund Allocation (% of net assets)
Corporate Bonds	59.1%
$1,000 Par (or similar) Institutional Preferred	13.5%
Convertible Preferred Securities	7.2%
$25 Par (or similar) Retail Preferred	6.9%
Common Stocks	6.5%
Convertible Bonds	2.1%
Structured Notes	1.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Top Five Issuers (% of net assets)
Hewlett Packard Enterprise Co	2.5%
Avantor Inc	2.3%
Citigroup Inc	2.2%
Bank of America Corp	2.0%
ViacomCBS Inc	2.0%
Portfolio Composition (% of net assets)
Banks	12.0%
Electric Utilities	6.5%
Media	5.5%
Technology Hardware, Storage & Peripherals	5.4%
Health Care Providers & Services	5.0%
Semiconductors & Semiconductor Equipment	4.3%
Machinery	3.9%
Chemicals	3.6%
Pharmaceuticals	3.3%
Oil, Gas & Consumable Fuels	3.1%
Multi-Utilities	3.1%
Equity Real Estate Investment Trust	2.7%
Capital Markets	2.4%
Insurance	2.4%
Consumer Finance	2.4%
Hotels, Restaurants & Leisure	2.2%
Automobiles	2.1%
Health Care Equipment & Supplies	1.7%
Food & Staples Retailing	1.7%
Food Products	1.6%
Metals & Mining	1.4%
Auto Components	1.4%
Other	18.6%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%
Bond Credit Quality (% of total fixed income investments)
AA	0.9%
A	6.3%
BBB	37.8%
BB or Lower	47.9%
N/R (not rated)	7.1%
Total	100%
12

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.
The beginning of the period is October 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 896.40	$ 893.20	$ 898.21	$ 897.61
Expenses Incurred During the Period	$ 4.55	$ 8.09	$ 3.04	$ 3.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.20	$1,016.45	$1,021.80	$1,021.45
Expenses Incurred During the Period	$ 4.85	$ 8.62	$ 3.23	$ 3.59
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.96%, 1.71%, 0.64%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
13

Nuveen NWQ Flexible Income Fund
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 96.3%
	CORPORATE BONDS – 59.1%
	Aerospace & Defense – 0.5%
$ 6,150	General Dynamics Corp	3.625%	4/01/30	A	$ 6,858,749
	Air Freight & Logistics – 0.8%
11,262	XPO Logistics Inc, 144A	6.500%	6/15/22	BB-	11,290,155
	Airlines – 0.7%
12,805	Delta Air Lines Inc	3.750%	10/28/29	Baa3	10,319,259
	Auto Components – 1.4%
8,595	American Axle & Manufacturing Inc	6.250%	4/01/25	B	7,090,875
3,000	American Axle & Manufacturing Inc	6.500%	4/01/27	B	2,313,750
11,354	Cooper-Standard Automotive Inc, 144A	5.625%	11/15/26	CCC+	8,288,420
2,000	Dana Financing Luxembourg Sarl, 144A	5.750%	4/15/25	BB+	1,740,000
24,949	Total Auto Components				19,433,045
	Automobiles – 1.7%
10,900	Ford Motor Co	7.450%	7/16/31	BBB-	7,848,000
17,630	General Motors Co	6.600%	4/01/36	BBB	15,343,299
28,530	Total Automobiles				23,191,299
	Banks – 0.4%
1,550	CIT Group Inc	5.000%	8/01/23	BBB-	1,491,270
4,425	CIT Group Inc	6.125%	3/09/28	Ba1	4,159,500
5,975	Total Banks				5,650,770
	Beverages – 0.7%
9,935	Anheuser-Busch InBev Finance Inc	4.900%	2/01/46	A-	10,298,358
	Capital Markets – 1.2%
10,385	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	9,761,900
5,990	Raymond James Financial Inc	4.950%	7/15/46	BBB+	6,899,509
16,375	Total Capital Markets				16,661,409
	Chemicals – 3.6%
8,550	Ashland LLC	6.875%	5/15/43	BB+	8,635,500
15,185	Blue Cube Spinco LLC	9.750%	10/15/23	BB	15,773,419
2,990	Blue Cube Spinco LLC	10.000%	10/15/25	BB	3,154,749
4,965	CVR Partners LP / CVR Nitrogen Finance Corp, 144A	9.250%	6/15/23	B+	3,980,441
14

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Chemicals (continued)
$ 21,689	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.375%	9/01/25	B+	$ 18,272,982
53,379	Total Chemicals				49,817,091
	Communications Equipment – 0.9%
6,400	ViaSat Inc, 144A	5.625%	9/15/25	BB-	5,983,360
6,655	ViaSat Inc, 144A	5.625%	4/15/27	BB+	6,571,812
13,055	Total Communications Equipment				12,555,172
	Consumer Finance – 0.8%
1,670	Ally Financial Inc	7.500%	9/15/20	BBB-	1,682,525
9,289	Ally Financial Inc	5.750%	11/20/25	BB+	9,086,500
10,959	Total Consumer Finance				10,769,025
	Containers & Packaging – 1.0%
13,199	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	13,225,068
	Diversified Telecommunication Services – 0.6%
5,567	CenturyLink Inc	7.650%	3/15/42	BB	5,399,990
2,825	Embarq Corp	7.995%	6/01/36	BB	2,796,750
8,392	Total Diversified Telecommunication Services				8,196,740
	Electric Utilities – 1.0%
7,400	Edison International	5.750%	6/15/27	BBB-	7,692,020
6,100	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB	6,191,500
13,500	Total Electric Utilities				13,883,520
	Electronic Equipment, Instruments & Components – 1.0%
8,665	Itron Inc, 144A	5.000%	1/15/26	BB-	8,231,750
5,750	Tech Data Corp	4.950%	2/15/27	BBB-	5,808,907
14,415	Total Electronic Equipment, Instruments & Components				14,040,657
	Entertainment – 0.3%
5,400	Liberty Interactive LLC	8.500%	7/15/29	BB	4,023,000
	Equity Real Estate Investment Trust – 1.8%
675	Crown Castle International Corp	3.300%	7/01/30	BBB	671,929
2,500	Crown Castle International Corp	4.150%	7/01/50	BBB	2,538,650
12,305	HAT Holdings I LLC / HAT Holdings II LLC, 144A	5.250%	7/15/24	BB+	11,812,800
10,400	Office Properties Income Trust	4.500%	2/01/25	BBB-	10,177,414
25,880	Total Equity Real Estate Investment Trust				25,200,793
	Food & Staples Retailing – 1.7%
8,798	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	6.625%	6/15/24	BB-	8,929,970
13,814	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB-	14,888,729
22,612	Total Food & Staples Retailing				23,818,699
15

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Health Care Equipment & Supplies – 1.7%
$ 22,684	Avantor Inc, 144A	9.000%	10/01/25	BB	$ 23,879,447
	Health Care Providers & Services – 5.0%
18,660	Centene Corp, 144A	5.375%	6/01/26	BBB-	19,221,853
7,000	Centene Corp, 144A	4.625%	12/15/29	BBB-	7,035,000
7,867	Encompass Health Corp	5.750%	11/01/24	B+	7,903,975
1,148	Encompass Health Corp	5.750%	9/15/25	B+	1,102,080
4,550	HCA Inc	5.875%	5/01/23	Ba2	4,749,608
7,300	HCA Inc	5.125%	6/15/39	BBB-	7,539,762
16,152	MEDNAX Inc, 144A	6.250%	1/15/27	Ba2	12,961,980
8,250	Molina Healthcare Inc, 144A	4.875%	6/15/25	BB-	8,043,750
70,927	Total Health Care Providers & Services				68,558,008
	Hotels, Restaurants & Leisure – 2.2%
16,925	McDonald's Corp	4.875%	12/09/45	BBB+	19,822,781
8,230	Twin River Worldwide Holdings Inc, 144A	6.750%	6/01/27	B-	6,172,500
4,750	Wynn Resorts Ltd, 144A	5.125%	10/01/29	BB-	4,322,500
29,905	Total Hotels, Restaurants & Leisure				30,317,781
	Household Products – 0.3%
3,525	Procter & Gamble Co/The	3.000%	3/25/30	AA-	3,912,890
	Industrial Conglomerates – 0.6%
7,860	United Rentals North America Inc	6.500%	12/15/26	BB-	7,977,900
	IT Services – 0.6%
11,250	Alliance Data Systems Corp, 144A	4.750%	12/15/24	N/R	8,550,000
	Life Sciences Tools & Services – 0.3%
3,975	Thermo Fisher Scientific Inc	4.133%	3/25/25	BBB+	4,259,241
	Machinery – 3.9%
9,506	ATS Automation Tooling Systems Inc, 144A	6.500%	6/15/23	B+	9,244,585
14,525	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	12,782,000
11,020	Harsco Corp, 144A	5.750%	7/31/27	Ba2	10,197,247
9,555	Stevens Holding Co Inc, 144A	6.125%	10/01/26	B+	9,439,528
12,789	Terex Corp, 144A	5.625%	2/01/25	BB	12,022,939
57,395	Total Machinery				53,686,299
	Media – 4.6%
5,636	Altice Financing SA, 144A	7.500%	5/15/26	B	5,481,010
3,050	DISH DBS Corp	6.750%	6/01/21	B1	3,092,700
7,360	DISH DBS Corp	7.750%	7/01/26	B1	7,562,400
8,867	Nexstar Broadcasting Inc, 144A	5.625%	8/01/24	B	8,345,975
10,725	Nexstar Broadcasting Inc, 144A	5.625%	7/15/27	B	10,483,688
16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Media (continued)
$ 24,804	ViacomCBS Inc	6.875%	4/30/36	BBB	$ 27,962,132
60,442	Total Media				62,927,905
	Metals & Mining – 1.4%
6,600	ArcelorMittal	7.000%	10/15/39	BBB-	6,554,866
6,600	Southern Copper Corp	5.875%	4/23/45	BBB+	6,968,890
5,850	United States Steel Corp	6.875%	8/15/25	Caa2	4,079,205
3,225	United States Steel Corp	6.250%	3/15/26	Caa2	2,096,250
22,275	Total Metals & Mining				19,699,211
	Multiline Retail – 1.2%
24,269	Nordstrom Inc	5.000%	1/15/44	BBB+	16,984,931
	Multi-Utilities – 0.5%
6,100	Consolidated Edison Co of New York Inc	3.950%	4/01/50	A-	6,352,220
	Oil, Gas & Consumable Fuels – 2.2%
7,800	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BBB-	6,981,966
13,925	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB-	13,576,875
9,939	Phillips 66	4.650%	11/15/34	A3	9,257,261
31,664	Total Oil, Gas & Consumable Fuels				29,816,102
	Pharmaceuticals – 0.6%
6,975	Bristol-Myers Squibb Co, 144A	3.900%	2/20/28	A+	7,766,204
	Real Estate Management & Development – 0.9%
8,306	Greystar Real Estate Partners LLC, 144A	5.750%	12/01/25	BB-	7,517,428
5,215	Kennedy-Wilson Inc	5.875%	4/01/24	BB	4,665,861
13,521	Total Real Estate Management & Development				12,183,289
	Road & Rail – 0.6%
10,108	XPO CNW Inc	6.700%	5/01/34	B+	8,591,800
	Semiconductors & Semiconductor Equipment – 3.7%
15,445	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	14,518,300
7,050	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB-	6,720,528
12,720	Broadcom Inc, 144A	4.750%	4/15/29	BBB-	12,919,552
5,725	Lam Research Corp	4.875%	3/15/49	A-	7,430,599
875	NVIDIA Corp	2.850%	4/01/30	A	909,423
875	NVIDIA Corp	3.500%	4/01/50	A	955,259
7,925	Qorvo Inc	5.500%	7/15/26	BB+	8,283,606
50,615	Total Semiconductors & Semiconductor Equipment				51,737,267
	Software – 0.3%
4,797	NortonLifeLock Inc	4.200%	9/15/20	BB-	4,743,053
17

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Specialty Retail – 0.7%
$ 13,731	L Brands Inc	6.875%	11/01/35	Ba3	$ 10,160,940
	Technology Hardware, Storage & Peripherals – 5.4%
9,670	Dell International LLC / EMC Corp, 144A	6.020%	6/15/26	BBB-	10,289,282
10,662	GCI LLC	6.875%	4/15/25	B	10,555,380
29,944	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	34,829,287
18,945	Seagate HDD Cayman	4.875%	6/01/27	Baa3	18,778,215
69,221	Total Technology Hardware, Storage & Peripherals				74,452,164
	Textiles, Apparel & Luxury Goods – 0.5%
2,800	NIKE Inc	2.750%	3/27/27	AA-	2,925,903
3,675	NIKE Inc	2.850%	3/27/30	AA-	3,884,543
6,475	Total Textiles, Apparel & Luxury Goods				6,810,446
	Tobacco – 1.0%
12,325	Altria Group Inc	5.800%	2/14/39	A3	13,505,188
	Trading Companies & Distributors – 0.8%
12,600	Ashtead Capital Inc, 144A	4.000%	5/01/28	BBB-	10,861,200
$ 849,411	Total Corporate Bonds (cost $880,490,008)				816,966,295

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.5%
	Automobiles – 0.4%
$ 7,850	General Motors Financial Co Inc	6.500%	N/A (3)	BB+	$ 5,475,375
	Banks – 7.9%
14,726	Bank of America Corp	6.500%	N/A (3)	BBB-	15,535,930
4,815	Bank of America Corp	6.300%	N/A (3)	BBB-	5,055,750
7,725	CIT Group Inc	5.800%	N/A (3)	Ba3	6,720,750
25,871	Citigroup Inc	6.250%	N/A (3)	BB+	26,647,130
8,150	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	8,221,313
17,075	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	17,843,375
4,000	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	4,392,800
14,377	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	13,577,351
5,925	Wells Fargo & Co	5.875%	N/A (3)	Baa2	6,013,875
18

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 4,883	Zions Bancorp NA	7.200%	N/A (3)	BB+	$ 4,776,111
	Total Banks				108,784,385
	Capital Markets – 0.5%
7,075	Goldman Sachs Group Inc	5.300%	N/A (3)	Ba1	6,862,750
	Consumer Finance – 0.4%
6,460	Capital One Financial Corp	5.550%	N/A (3)	Baa3	5,581,117
	Electric Utilities – 2.3%
20,195	Emera Inc	6.750%	6/15/76	BB+	18,680,375
14,465	NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	13,320,126
	Total Electric Utilities				32,000,501
	Food Products – 0.5%
3,300	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	2,904,000
2,042	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	1,837,800
3,200	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	2,720,000
	Total Food Products				7,461,800
	Insurance – 0.8%
10,255	Liberty Mutual Group Inc, 144A	7.800%	3/15/37	Baa3	10,870,300
	Oil, Gas & Consumable Fuels – 0.7%
12,156	Transcanada Trust	5.875%	8/15/76	BBB	9,512,070
	Total $1,000 Par (or similar) Institutional Preferred (cost $205,962,935)				186,548,298

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 7.2%
	Banks – 2.0%
5,870	Bank of America Corp	7.250%	BBB-	$7,431,537
15,930	Wells Fargo & Co	7.500%	Baa2	20,295,139
	Total Banks			27,726,676
	Electric Utilities – 1.8%
306,000	NextEra Energy Inc	4.872%	A-	14,486,040
225,800	Southern Co	6.750%	BBB	10,025,520
	Total Electric Utilities			24,511,560
	Health Care Technology – 0.4%
149,950	Change Healthcare Inc	6.000%	N/R	6,104,465
	Life Sciences Tools & Services – 0.6%
188,050	Avantor Inc	6.250%	N/R	8,153,848
19

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Shares	Description (1)	Coupon	Ratings (2)	Value
	Multi-Utilities – 1.9%
362,800	CenterPoint Energy Inc	7.000%	N/R	$10,448,640
163,300	Sempra Energy	6.750%	N/R	15,338,769
	Total Multi-Utilities			25,787,409
	Semiconductors & Semiconductor Equipment – 0.5%
7,700	Broadcom Inc	8.000%	N/R	7,194,572
	Total Convertible Preferred Securities (cost $120,240,982)			99,478,530

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 6.9%
	Banks – 0.7%
127,954	Citigroup Inc	7.125%	BB+	$3,312,729
272,390	Huntington Bancshares Inc/OH	6.250%	Baa3	6,657,212
7,033	Wells Fargo & Co	6.000%	Baa2	179,412
	Total Banks			10,149,353
	Capital Markets – 0.4%
160,481	Morgan Stanley	7.125%	BB+	4,201,392
30,738	Morgan Stanley	6.375%	BB+	770,602
	Total Capital Markets			4,971,994
	Consumer Finance – 1.2%
310,900	Capital One Financial Corp	5.000%	Baa3	6,233,545
422,089	GMAC Capital Trust I	7.477%	BB-	8,657,045
106,000	Synchrony Financial	5.625%	BB-	1,808,360
	Total Consumer Finance			16,698,950
	Equity Real Estate Investment Trust – 0.7%
126,328	Digital Realty Trust Inc	6.625%	Baa3	3,182,202
156,375	National Storage Affiliates Trust	6.000%	N/R	3,591,934
150,754	VEREIT Inc	6.700%	BB+	3,331,663
	Total Equity Real Estate Investment Trust			10,105,799
	Food Products – 1.1%
63,115	CHS Inc	7.875%	N/R	1,577,875
195,213	CHS Inc	7.100%	N/R	4,505,516
384,432	CHS Inc	6.750%	N/R	8,561,301
	Total Food Products			14,644,692
	Insurance – 1.5%
60,674	Argo Group US Inc	6.500%	BBB-	1,363,345
449,371	Athene Holding Ltd	6.350%	BBB-	10,209,709
294,032	Enstar Group Ltd	7.000%	BB+	6,445,181
20

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance (continued)
110,414	National General Holdings Corp	7.625%	N/R	$ 2,280,049
	Total Insurance			20,298,284
	Multi-Utilities – 0.7%
430,660	Algonquin Power & Utilities Corp	6.200%	BB+	10,120,510
	Wireless Telecommunication Services – 0.6%
365,936	United States Cellular Corp	7.250%	Ba1	7,944,471
	Total $25 Par (or similar) Retail Preferred (cost $109,074,774)			94,934,053

Shares	Description (1)	Value
	COMMON STOCKS – 6.5%
	Aerospace & Defense – 0.5%
409,600	Thales SA, Unsponsored ADR, (4)	$ 6,909,952
	Capital Markets – 0.3%
441,284	Ares Capital Corp	4,757,042
	Communications Equipment – 0.3%
101,700	Cisco Systems Inc	3,997,827
	Electric Utilities – 1.4%
42,700	Entergy Corp	4,012,519
371,200	FirstEnergy Corp	14,873,984
	Total Electric Utilities	18,886,503
	Equity Real Estate Investment Trust – 0.2%
67,256	Apartment Investment & Management Co, Class A	2,364,048
	Independent Power & Renewable Electricity Producers – 0.5%
431,982	Vistra Energy Corp	6,894,433
	Industrial Conglomerates – 0.2%
68,425	Siemens AG, Sponsored ADR, (4)	2,873,850
	Insurance – 0.1%
65,150	CNA Financial Corp	2,022,256
	Oil, Gas & Consumable Fuels – 0.2%
233,600	Enterprise Products Partners LP	3,340,480
	Pharmaceuticals – 2.8%
233,800	AstraZeneca PLC, Sponsored ADR	10,441,508
257,200	Bristol-Myers Squibb Co	14,336,328
358,500	GlaxoSmithKline PLC, Sponsored ADR	13,583,565
	Total Pharmaceuticals	38,361,401
	Total Common Stocks (cost $97,227,479)	90,407,792

21

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 2.1%
	Independent Power & Renewable Electricity Producers – 0.8%
$ 11,600	NextEra Energy Partners LP, 144A	1.500%	9/15/20	N/R	$ 11,465,693
	Media – 0.9%
17,835	Liberty Interactive LLC	4.000%	11/15/29	BB	12,484,739
	Wireless Telecommunication Services – 0.4%
8,884	Liberty Interactive LLC	3.750%	2/15/30	BB	5,774,521
$ 38,319	Total Convertible Bonds (cost $30,755,648)				29,724,953

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.0%
226,982	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Activision Blizzard Inc. (Cap 116.71% of Issue Price), 144A , (4)	10.000%	$55.7410	$65.0550	5/20/20	$ 13,283,981
	Total Structured Notes (cost $12,746,107)					13,283,981
	Total Long-Term Investments (cost $1,456,497,933)					1,331,343,902

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 31,037	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/20, repurchase price $31,036,543, collateralized $30,035,000 U.S. Treasury Notes, 2.875%, due 10/15/21, value 31,661,035	0.000%	4/01/20	$ 31,036,543
	Total Short-Term Investments (cost $31,036,543)			31,036,543
	Total Investments (cost $1,487,534,476) – 98.6%			1,362,380,445
	Other Assets Less Liabilities – 1.4%			19,926,813
	Net Assets – 100%			$1,382,307,258
22

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Perpetual security. Maturity date is not applicable.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
N/A	Not Applicable.
See accompanying notes to financial statements.
23

Statement of Assets and Liabilities
March 31, 2020
(Unaudited)

Assets
Long-term investments, at value (cost $1,456,497,933)	$1,331,343,902
Short-term investments, at value (cost approximates value)	31,036,543
Receivable for:
Dividends	947,747
Interest	18,488,047
Investments sold	1,836,896
Reclaims	82,365
Shares sold	10,978,376
Other assets	105,782
Total assets	1,394,819,658
Liabilities
Payable for:
Dividends	22,962
Investments purchased - regular settlement	5,280,385
Shares redeemed	5,645,165
Accrued expenses:
Management fees	714,268
Trustees fees	29,431
12b-1 distribution and service fees	252,013
Other	568,176
Total liabilities	12,512,400
Net assets	$1,382,307,258

Class A Shares
Net assets	$ 223,738,170
Shares outstanding	11,670,372
Net asset value ("NAV") per share	$ 19.17
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 20.13
Class C Shares
Net assets	$ 230,815,637
Shares outstanding	12,063,932
NAV and offering price per share	$ 19.13
Class R6 Shares
Net assets	$ 4,145,584
Shares outstanding	214,811
NAV and offering price per share	$ 19.30
Class I Shares
Net assets	$ 923,607,867
Shares outstanding	48,122,160
NAV and offering price per share	$ 19.19
Fund level net assets consist of:
Capital paid-in	$1,583,190,800
Total distributable earnings	(200,883,542)
Fund level net assets	$1,382,307,258
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
24

Statement of Operations
Six Months Ended March 31, 2020
(Unaudited)

Investment Income
Dividends	$ 10,933,140
Interest	25,746,950
Tax withheld	(22,596)
Total investment income	36,657,494
Expenses
Management fees	5,154,248
12b-1 service fees - Class A Shares	307,848
12b-1 distribution and service fees - Class C Shares	1,219,918
Shareholder servicing agent fees	558,882
Custodian fees	81,504
Professional fees	52,435
Trustees fees	19,563
Shareholder reporting expenses	72,718
Federal and state registration fees	116,473
Other	11,235
Total expenses before fee waiver/expense reimbursement	7,594,824
Fee waiver/expense reimbursement	(650,617)
Net expenses	6,944,207
Net investment income (loss)	29,713,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(31,444,957)
Change in net unrealized appreciation (depreciation) of investments	(179,209,821)
Net realized and unrealized gain (loss)	(210,654,778)
Net increase (decrease) in net assets from operations	$(180,941,491)
See accompanying notes to financial statements.
25

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 3/31/20	Year Ended 9/30/19
Operations
Net investment income (loss)	$ 29,713,287	$ 55,251,751
Net realized gain (loss) from:
Investments	(31,444,957)	(14,555,147)
Options written	—	538,316
Change in net unrealized appreciation (depreciation) of:
Investments	(179,209,821)	61,010,111
Options written	—	6,427
Net increase (decrease) in net assets from operations	(180,941,491)	102,251,458
Distributions to Shareholders
Dividends:
Class A Shares	(7,628,957)	(10,179,363)
Class C Shares	(6,638,604)	(9,082,564)
Class R6 Shares	(223,064)	(26,189)
Class I Shares	(33,327,420)	(42,532,751)
Decrease in net assets from distributions to shareholders	(47,818,045)	(61,820,867)
Fund Share Transactions
Proceeds from sale of shares	509,370,036	724,002,966
Proceeds from shares issued to shareholders due to reinvestment of distributions	47,609,265	61,544,787
	556,979,301	785,547,753
Cost of shares redeemed	(352,822,228)	(410,023,300)
Net increase (decrease) in net assets from Fund share transactions	204,157,073	375,524,453
Net increase (decrease) in net assets	(24,602,463)	415,955,044
Net assets at the beginning of period	1,406,909,721	990,954,677
Net assets at the end of period	$1,382,307,258	$1,406,909,721
See accompanying notes to financial statements.
26

THIS PAGE INTENTIONALLY LEFT BLANK
27

Financial Highlights
(Unaudited)
NWQ Flexible Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2020(e)	$22.06	$0.42	$(2.63)	$(2.21)	$(0.68)	$ —	$(0.68)	$19.17
2019	21.44	1.02	0.76	1.78	(1.16)	—	(1.16)	22.06
2018	22.13	1.01	(0.52)	0.49	(1.18)	—	(1.18)	21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
Class C (12/09)
2020(e)	22.01	0.33	(2.62)	(2.29)	(0.59)	—	(0.59)	19.13
2019	21.40	0.86	0.75	1.61	(1.00)	—	(1.00)	22.01
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
Class R6 (06/16)
2020(e)	22.20	0.45	(2.63)	(2.18)	(0.72)	—	(0.72)	19.30
2019	21.57	1.11	0.74	1.85	(1.22)	—	(1.22)	22.20
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(f)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2020(e)	22.08	0.44	(2.63)	(2.19)	(0.70)	—	(0.70)	19.19
2019	21.47	1.08	0.74	1.82	(1.21)	—	(1.21)	22.08
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
28

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(10.36)%	$223,738	1.04%*	3.74%*	0.96%*	3.82%*	22%
8.69	221,484	1.06	4.75	0.96	4.85	24
2.27	176,014	1.08	4.54	0.96	4.66	29
6.77	125,547	1.12	4.95	0.96	5.11	24
12.44	97,079	1.19	5.05	0.96	5.28	37
(1.94)	55,180	1.29	4.77	0.96	5.10	125

(10.68)	230,816	1.79*	2.99*	1.71*	3.08*	22
7.85	223,364	1.81	4.00	1.71	4.10	24
1.49	182,049	1.83	3.80	1.71	3.91	29
6.04	128,801	1.87	4.22	1.71	4.37	24
11.58	65,833	1.93	4.29	1.71	4.51	37
(2.70)	17,704	2.06	4.01	1.71	4.35	125

(10.18)	4,146	0.72*	4.01*	0.64*	4.10*	22
9.03	649	0.74	5.12	0.64	5.22	24
2.86	272	0.75	5.01	0.64	5.12	29
6.95	43	0.80	5.35	0.63	5.51	24
4.83	326	0.96*	7.40*	0.63*	7.74*	37

(10.24)	923,608	0.79*	3.99*	0.71*	4.07*	22
8.91	961,413	0.80	4.99	0.71	5.09	24
2.53	632,596	0.83	4.81	0.71	4.92	29
7.05	413,189	0.86	5.24	0.71	5.40	24
12.77	145,450	0.94	5.29	0.71	5.52	37
(1.74)	77,332	1.07	5.16	0.71	5.51	125
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2020.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
29

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Fund's financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
30

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which includes accretion of discounts and the amortization of premium for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund's financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
Reference Rate Reforrm
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
31

Notes to Financial Statements (Unaudited) (continued)
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
32

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$ —	$ 816,966,295	$ —	$ 816,966,295
$1,000 Par (or similar) Institutional Preferred	—	186,548,298	—	186,548,298
Convertible Preferred Securities	99,478,530	—	—	99,478,530
$25 Par (or similar) Retail Preferred	94,934,053	—	—	94,934,053
Common Stocks	80,623,990	9,783,802**	—	90,407,792
Convertible Bonds	—	29,724,953	—	29,724,953
Structured Notes	—	13,283,981	—	13,283,981
Short-Term Investments:
Repurchase Agreements	—	31,036,543	—	31,036,543
Total	$275,036,573	$1,087,343,872	$ —	$1,362,380,445

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$31,036,543	$(31,036,543)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $521,690,518 and $329,226,346, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
33

Notes to Financial Statements (Unaudited) (continued)
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 3/31/20		Year Ended 9/30/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,490,042	$ 76,973,299	4,812,688	$ 101,645,191
Class A – automatic conversion of Class C Shares	—	—	3,720	79,015
Class C	2,863,568	62,830,014	3,605,301	76,116,627
Class R6	494,682	10,911,904	26,986	574,292
Class I	16,445,851	358,654,819	25,854,339	545,587,841
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	348,132	7,551,788	480,879	10,120,031
Class C	305,238	6,609,799	428,706	8,998,297
Class R6	8,716	191,831	1,168	24,740
Class I	1,532,110	33,255,847	2,008,445	42,401,719
Class T	—	—	—	—
	25,488,339	556,979,301	37,222,232	785,547,753
Shares redeemed:
Class A	(2,208,220)	(46,705,572)	(3,465,316)	(72,031,005)
Class C	(1,251,194)	(26,391,476)	(2,390,708)	(50,194,740)
Class C – automatic conversion to Class A Shares	—	—	(3,728)	(79,015)
Class R6	(317,829)	(6,940,116)	(11,500)	(240,488)
Class I	(13,392,241)	(272,785,064)	(13,796,296)	(287,454,855)
Class T	—	—	(1,134)	(23,197)
	(17,169,484)	(352,822,228)	(19,668,682)	(410,023,300)
Net increase (decrease)	8,318,855	$ 204,157,073	17,553,550	$ 375,524,453
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
34

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

Tax cost of investments	$1,509,793,226
Gross unrealized:
Appreciation	$ 18,256,509
Depreciation	(165,669,290)
Net unrealized appreciation (depreciation) of investments	$ (147,412,781)
Permanent differences, primarily due to bond premium amortization adjustments, paydowns, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2019, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$15,081,173
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2019 through September 30, 2019 and paid October 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$60,226,966
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2019, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 7,691,470
Long-term	8,718,670
Total	$16,410,140
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
35

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee for each Fund was 0.1590%.
The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2021 (1.25% after July 31, 2021), of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
36

Sales charges collected	$959,663
Paid to financial intermediaries	864,715
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$772,898
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$420,839
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$42,573
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  Subsequent Events
Expense Cap
During May 2020, the Board approved an extension of the Expense Cap limitation for the Fund to July 31, 2022.
37

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90097
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
38

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.
ICE BofA U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
ICE BofA Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
39

Notes
40

Notes
41

Notes
42

Notes

43

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NFI-0320P1172689-INV-B-05/21

Mutual Funds
31 March 2020
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

Portfolio Managers’
Comments
Nuveen Preferred Securities and Income Fund
The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.
Here Doug and Brenda discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
During the reporting period, the performance of the Fund in this report was negatively impacted by these events. Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Fund to best pursue its investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
How did the Fund perform during the six-month reporting period ended March 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended March 31, 2020. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the ICE BofA U. S. All Capital Securities Index, the Custom Benchmark Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2020 and how did these strategies influence performance?
The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.
The Fund may also invest in income producing securities that are not preferred securities. These include CoCos, which are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals across the issuer base, regulatory oversight covering our largest sectors, the category’s competitive yield level, and inefficiencies that often evolve between, and within, the $25 par preferred retail, the $1,000 par preferred institutional, and the CoCo segments of the market. The Fund’s strategy has a bias toward highly regulated industries, like banks, insurance companies and utilities in expectation of benefiting from the added scrutiny of regulatory oversight.
We employ an investment process that incorporates a top-down methodology to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while simultaneously implementing a bottom-up approach that includes fundamental credit research, examination of security structure, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par preferred securities, $25 par preferred securities, CoCos and other income producing securities. In an effort to capitalize on the inefficiencies between different investor segments within this universe, we tactically and strategically shift capital between the $25 par preferred exchange-listed market, the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods when valuations trend in one direction for an extended period of time. Discrepancies between these markets often are related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply and investor flows may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures, and CoCos.
During the six-month reporting period, performance started strongly only to whipsaw into negative territory as the markets grappled with fallout from the COVID-19 crisis and an upheaval in the oil markets. During the first half of the reporting period, the Blended Index posted a positive total return of 3.06%, only to post a -12.90% return during the second half of the reporting period. Within the Blended Index during the first three months of the reporting period, the CoCo market outperformed, besting returns of both the $25 par preferred and $1,000 par preferred markets. During the second half of the reporting period, however, relative performance reversed itself with CoCos meaningfully lagging both $25 par and $1,000 par preferred securities. For the full six-month reporting pe-

riod, CoCos posted the worst relative performance, followed by $25 par preferred securities and finally by $1,000 par preferred securities. In our opinion, performance during the reporting period was mostly expected given prevailing market conditions. The first half of the reporting period was defined by relatively strong and stable financial markets, supported by overall bullish investor sentiment. However, the second half of the reporting period could be described as quite distressed, with intermittent bouts of severe investor anxiety and challenging market liquidity. Of the three broad segments within our market, CoCos tend to have a higher beta relationship to broader market conditions, followed by $25 par preferred securities and finally by $1,000 par securities. Therefore, it was not unexpected for us to see CoCos outperform during the first half of the reporting period and subsequently underperform during the second half of the reporting period.
During the six-month reporting period ended March 31, 2020, we incorporated several themes within the Fund relative to its benchmark. These included an overweight to $1,000 par preferred securities, an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate), an overweight to U.S.-domiciled issuers and an underweight to CoCos.
With respect to the domestic preferred security market and as of the end of the reporting period, we remained of the opinion that $1,000 par preferred securities offered a better risk-adjusted relative value opportunity compared to $25 par preferred securities. While simply comparing OAS levels between the two markets might argue for an overweight to $25 par preferreds, we also need to consider that the spread duration of $1,000 par preferred securities was on average one and a half times the average spread duration of $25 par preferreds as of the end of the reporting period. For investors like us who feel that OAS likely have already peaked for the current crisis period, we feel that the greater spread duration of the $1,000 par preferred market more than compensates for the difference in OAS and it offers us an opportunity to capture overall better economics. Also favoring the $1,000 par side of the market is the greater proportion of securities that have coupons with reset features, whereas the vast majority of $25 par preferred securities pay a fixed coupon for life. Given the already absolute low level of domestic and global interest rates, coupled with the need to finance unprecedented global fiscal stimulus packages, we do feel that it is prudent to position defensively against the specter of rising interest rates. We feel it is important to highlight that as of March 31, 2020 the average next call date for securities in our Fund was over five years out. Since coupons on fixed-to-fixed and fixed-to-float securities do not reset until a security’s first call date, the average next call date is a good proxy for estimating the remaining time that the Fund will receive the fixed rate coupons on these securities. As of the end of the reporting period, the Fund had an approximate 87% allocation to securities with coupons that have reset features, compared to approximately 73% exposure in the benchmark index.
As mentioned previously, the Fund’s overweight to $1,000 par preferred structures detracted from relative performance during the reporting period. The relative underperformance was primarily due to the non-fixed rate coupon overweight within the $1,000 par preferred allocation, coupled with an overweight to a handful of issuers that underperformed during the reporting period. First, given the rally in interest rates during the six month period, the lower duration profile of the non-fixed-rate coupon structures did not fare as well as fixed-rate coupon securities. Exacerbating this dynamic, as prices of preferred and CoCo securities fell significantly during the reporting period, the durations of the non-fixed-rate coupon structures actually fell too. When prices fall far enough from par for callable, non-fixed-rate coupon securities, the effective duration of these securities may fall especially if future coupons reset over a benchmark like LIBOR, and those future coupons are discounted using a lower benchmark like US treasury rates. The rationale is that value of these securities would actually start to increase as prospective future floating rate coupons would rise at a greater pace than the respective discount factors. Indeed, given the meaningful drop in security prices during the latter part of the measurement period, we indeed witnessed some of this phenomenon unfold. However, given the recovery in prices from the trough in March, many of these securities have regained a more typical duration profile. We expect this relationship to continue for the foreseeable future.
As stated above, selection bias within the $1,000 par preferred allocation with an overweight toward a handful of issuers detracted from relative performance. Overweights to General Motors, AerCap Global Aviation, SBL (Security Benefit Life), Assurant Inc., and Assured Guaranty Municipal Holdings, Inc. were the primary positions that detracted from relative performance. We have remained in close contact with members of the credit research team covering these issuers, and all issuers within our Fund. As of the writing of this report, we maintain conviction in the forward-looking fundamentals and liquidity profiles of each of these issuers. We feel that price performance related to these securities was overdone during the reporting period. We will remain vigilant to take action on these, or other holdings within the portfolio, if the investment thesis behind owning the securities changes. As a result, we may find ourselves adding to, trimming from, or completely exiting from, our current exposure.

Portfolio Managers’ Comments (continued)
During the reporting period, the Fund again held an underweight to CoCos and an overweight to U.S.-domiciled issuers relative to the Custom Benchmark Index. At the end of the reporting period, the Fund had an allocation of around 29% to CoCos, well below the 40% allocation within the benchmark index. While this relative weighting should have contributed to relative performance, selection bias within the allocations detracted from relative performance. Unfortunately, the previously mentioned selection bias within the $1,000 par preferred allocation that detracted from relative performance was concentrated in U.S. issuers. While the CoCo segment of our market indeed underperformed $25 par preferred and $1,000 par preferred securities, selection within our CoCo allocation offset most of the benefit stemming from our relative underweight. Within our CoCo allocation we were overweight Additional Tier 1 (AT1) structures and underweight Tier 2 (T2) securities relative to the index. We primarily invest in AT1 securities within the CoCo market because they more closely resemble domestic preferred securities’ positioning within the capital structure versus T2 structures. AT1 structures tend to be the higher beta securities within the CoCo market. So, during periods of negative returns, like we realized during the six-month reporting period ended March 31, 2020, AT1 securities typically will underperform T2 securities, all else equal.
With respect to interest rate risk, the Fund ended the reporting period with an effective duration of approximately 1.8 years, compared to about 3.7 years for the Custom Blended Index. The shorter duration profile was the result of the Fund’s overweight to non-fixed rate coupon securities, especially fixed-to-floating rate coupon structures. As discussed previously, the duration for some of these securities declined as their prices fell significantly below par. We felt that this phenomenon would be temporary and that the duration of the Fund would shortly align itself more closely to the index as valuations within our market normalized over time. Had we traded within the portfolio during the reporting period to extend duration, it would have resulted in absorbing significant trading costs related to wide bid-ask spreads during the trough in the market. Given our expectations that durations would normalize shortly, we did not want to expose our investors to excessive short term trading costs. Indeed, as of the writing of this report, the difference in duration between the Fund and the Custom Blended Index was less than one year, having compressed significantly since the end of the reporting period.
At of the beginning of the reporting period, the Fund was slightly overweight duration versus the Blended Benchmark Index. We used a combination of interest rate swap and U.S. treasury futures exposure to reduce the duration of the overall portfolio. During the reporting period, interest rates decreased and as a result these positions detracted slightly from performance.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Preferred Securities and Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of March 31, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/19/06	(12.64)%	(6.95)%	2.06%	5.92%	1.03%
Class A Shares at maximum Offering Price	12/19/06	(16.80)%	(11.38)%	1.07%	5.41%	-
ICE BofA U.S. All Capital Securities Index	-	(9.47)%	(3.24)%	3.29%	6.27%	-
Custom Benchmark Index	-	(10.23)%	(3.85)%	3.80%	5.66%	-
Lipper Flexible Income Funds Classification Average	-	(10.07)%	(5.49)%	1.62%	4.69%	-
Class C Shares	12/19/06	(12.92)%	(7.63)%	1.31%	5.13%	1.79%
Class R3 Shares	9/29/09	(12.72)%	(7.16)%	1.81%	5.66%	1.29%
Class I Shares	12/19/06	(12.53)%	(6.72)%	2.31%	6.19%	0.78%

	Total Returns as of March 31, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	(12.46)%	(6.61)%	2.04%	0.70%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Yields    as of March 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Dividend Yield	5.42%	4.79%	5.37%	6.09%	5.98%
SEC 30-Day Yield	5.49%	4.97%	5.65%	6.13%	6.02%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2020
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen Preferred Securities and Income Fund
Fund Allocation (% of net assets)
$1,000 Par (or similar) Institutional Preferred	46.1%
Contingent Capital Securities	28.7%
$25 Par (or similar) Retail Preferred	20.1%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Top Five Issuers (% of net assets)
Citigroup Inc	4.1%
JPMorgan Chase & Co	4.0%
Credit Suisse Group AG	3.7%
UBS Group AG	3.0%
Land O' Lakes Inc	2.8%
Portfolio Composition (% of net assets)
Banks	47.6%
Insurance	13.1%
Capital Markets	11.8%
Food Products	5.1%
Other	17.3%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Bond Credit Quality (% of total long-term investments)
A	0.7%
BBB	52.6%
BB or Lower	43.9%
N/R (not rated)	2.8%
Total	100%
Country Allocation[2] (% of net assets)
United States	59.9%
United Kingdom	10.9%
France	7.2%
Switzerland	7.0%
Spain	3.1%
Australia	3.1%
Netherlands	2.1%
Ireland	1.3%
Canada	1.3%
Italy	1.2%
Other	1.5%
Other Assets Less Liabilities	1.4%
Net Assets	100%
1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.
2	Includes 0.6% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.
The beginning of the period is October 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 873.55	$ 870.77	$ 872.81	$ 875.39	$ 874.71
Expenses Incurred During the Period	$ 4.78	$ 8.28	$ 5.95	$ 3.24	$ 3.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.90	$1,016.15	$1,018.65	$1,021.55	$1,021.15
Expenses Incurred During the Period	$ 5.15	$ 8.92	$ 6.41	$ 3.49	$ 3.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27%, 0.69% and 0.77% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366(to reflect the one-half year period).

Nuveen Preferred Securities and Income Fund
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 94.9%
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 46.1%
	Automobiles – 0.8%
44,115	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	$ 27,902,737
	Banks – 19.9%
34,061	Bank of America Corp	6.500%	N/A (3)	BBB-	35,934,355
17,301	Bank of America Corp	6.300%	N/A (3)	BBB-	18,166,050
6,095	Bank of America Corp	6.100%	N/A (3)	BBB-	6,155,950
14,475	Bank of America Corp	6.250%	N/A (3)	BBB-	14,692,125
6,696	Barclays Bank PLC, 144A	10.179%	6/12/21	A-	7,116,562
13,271	CIT Group Inc	5.800%	N/A (3)	Ba3	11,545,770
13,515	Citigroup Inc	4.700%	N/A (3)	BB+	11,690,475
38,477	Citigroup Inc	5.950%	N/A (3)	BB+	37,274,594
21,830	Citigroup Inc	6.300%	N/A (3)	BB+	20,634,808
28,558	Citigroup Inc	6.250%	N/A (3)	BB+	29,414,740
32,896	Citigroup Inc	5.000%	N/A (3)	BB+	30,072,207
14,990	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	13,041,300
21,796	CoBank ACB, 144A	6.250%	N/A (3)	BBB+	21,360,080
6,865	Commerzbank AG, 144A	8.125%	9/19/23	BBB-	7,176,320
18,350	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	18,510,563
9,768	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	14,358,960
12,670	JPMorgan Chase & Co	4.600%	N/A (3)	Baa2	11,088,784
70,685	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	73,865,825
13,085	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.800% spread), (4)	5.300%	N/A (3)	Baa2	12,267,188
31,363	JPMorgan Chase & Co	5.000%	N/A (3)	Baa2	29,402,812
8,395	JPMorgan Chase & Co	6.100%	N/A (3)	Baa2	8,554,505
13,026	KeyCorp	5.000%	N/A (3)	Baa3	11,332,620
9,815	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	10,778,833
10,023	M&T Bank Corp	5.125%	N/A (3)	Baa2	9,622,080
6,746	M&T Bank Corp	6.450%	N/A (3)	Baa2	6,403,303
13,855	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	13,092,975
16,588	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	15,665,375
15,415	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB-	19,654,125
13,361	Truist Financial Corp	5.050%	N/A (3)	Baa2	11,891,290
57,485	Truist Financial Corp	4.800%	N/A (3)	Baa2	49,437,100
6,100	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (4)	2.978%	N/A (3)	A3	4,575,000
18,995	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	18,509,868

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
6,580	Wells Fargo & Co	7.950%	11/15/29	N/R	$8,622,551
45,102	Wells Fargo & Co	5.875%	N/A (3)	Baa2	45,778,530
13,164	Wells Fargo & Co	5.900%	N/A (3)	Baa2	12,937,711
6,445	Zions Bancorp NA	7.200%	N/A (3)	BB+	6,303,919
	Total Banks				676,929,253
	Capital Markets – 2.4%
2,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,617,740
21,300	Goldman Sachs Group Inc	5.300%	N/A (3)	Ba1	20,661,000
37,595	Goldman Sachs Group Inc	5.375%	N/A (3)	Ba1	33,600,531
24,058	Goldman Sachs Group Inc	5.500%	N/A (3)	Ba1	23,122,385
	Total Capital Markets				80,001,656
	Commercial Services & Supplies – 0.6%
25,656	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	21,262,410
	Consumer Finance – 0.9%
18,609	Capital One Financial Corp	5.550%	N/A (3)	Baa3	16,077,246
16,598	Discover Financial Services	5.500%	N/A (3)	Ba2	13,278,400
	Total Consumer Finance				29,355,646
	Diversified Financial Services – 2.1%
3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	5,775,318
32,650	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	31,017,500
40,949	ILFC E-Capital Trust II, 144A	3.570%	12/21/65	BB+	16,379,600
21,248	Voya Financial Inc	6.125%	N/A (3)	BBB-	19,229,440
	Total Diversified Financial Services				72,401,858
	Electric Utilities – 1.4%
10,790	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	10,412,350
41,688	Emera Inc	6.750%	6/15/76	BB+	38,561,400
	Total Electric Utilities				48,973,750
	Equity Real Estate Investment Trust – 1.2%
36,932	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	BB+	39,055,590
	Food Products – 3.2%
14,500	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	12,325,000
39,490	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	34,751,200
36,890	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	33,201,000
33,785	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	28,717,250
	Total Food Products				108,994,450
	Independent Power & Renewable Electricity Producers – 0.4%
5,055	AES Gener SA, 144A	7.125%	3/26/79	BB	3,957,063

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Independent Power & Renewable Electricity Producers (continued)
13,450	AES Gener SA, 144A	6.350%	10/07/79	BB	$ 10,222,000
	Total Independent Power & Renewable Electricity Producers				14,179,063
	Industrial Conglomerates – 1.6%
65,859	General Electric Co	5.000%	N/A (3)	BBB-	54,333,675
	Insurance – 8.9%
13,670	Aegon NV	5.500%	4/11/48	Baa1	13,594,815
15,505	American International Group Inc	5.750%	4/01/48	Baa2	13,569,976
39,608	Assurant Inc	7.000%	3/27/48	BB+	34,062,880
85,120	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	72,352,000
9,290	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	7,850,050
19,435	MetLife Inc, 144A	9.250%	4/08/38	BBB	24,293,750
11,126	MetLife Inc	5.875%	N/A (3)	BBB	10,625,330
24,390	Provident Financing Trust I	7.405%	3/15/38	Baa3	25,365,600
49,943	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	46,446,990
14,931	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	14,781,690
44,600	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	28,990,000
9,600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	9,782,400
	Total Insurance				301,715,481
	Metals & Mining – 0.5%
11,673	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	11,455,299
3,485	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	3,695,006
	Total Metals & Mining				15,150,305
	Multi-Utilities – 1.0%
26,773	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	21,418,400
12,710	NiSource Inc	5.650%	N/A (3)	BBB-	11,311,900
	Total Multi-Utilities				32,730,300
	Oil, Gas & Consumable Fuels – 0.3%
7,650	MPLX LP	6.875%	N/A (3)	BB+	4,666,500
7,205	Transcanada Trust	5.500%	9/15/79	BBB	5,511,825
	Total Oil, Gas & Consumable Fuels				10,178,325
	Trading Companies & Distributors – 0.2%
11,861	AerCap Holdings NV	5.875%	10/10/79	BB+	8,184,090
	U.S. Agency – 0.2%
6,770	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	7,040,800
	Wireless Telecommunication Services – 0.5%
16,444	Vodafone Group PLC	7.000%	4/04/79	BB+	17,581,336
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,722,730,438)				1,565,970,725

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES – 28.7%
	Banks – 21.7%
$ 14,202	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$13,953,465
28,805	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	22,323,875
31,625	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	23,244,375
10,550	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	Ba2	8,044,375
23,000	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	20,153,750
12,200	Barclays PLC	8.000%	N/A (3)	BB+	11,329,042
35,525	Barclays PLC	7.750%	N/A (3)	BB+	31,155,425
30,777	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	28,160,955
19,955	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB-	17,610,288
4,150	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB-	4,017,740
51,991	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB-	49,651,405
29,263	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	28,238,795
60,099	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	61,901,970
57,441	HSBC Holdings PLC	6.375%	N/A (3)	Baa3	53,707,335
9,835	HSBC Holdings PLC	6.000%	N/A (3)	Baa3	9,318,663
20,565	ING Groep NV	6.500%	N/A (3)	BBB-	17,134,758
22,935	ING Groep NV	5.750%	N/A (3)	BBB-	19,853,224
10,516	ING Groep NV, Reg S	6.875%	N/A (3)	BBB-	9,148,920
21,759	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	18,495,150
70,536	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	60,569,263
15,370	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	13,833,000
15,675	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	14,185,875
27,559	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	BB+	25,750,578
29,226	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	BB+	28,495,350
7,935	Societe Generale SA, 144A	7.375%	N/A (3)	BB+	6,863,775
28,090	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	25,368,922
32,441	Societe Generale SA, 144A	6.750%	N/A (3)	BB+	27,047,684
13,218	Societe Generale SA, 144A	8.000%	N/A (3)	BB+	12,094,470
28,409	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	27,911,842
25,630	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	25,004,884
28,005	UniCredit SpA, Reg S	8.000%	N/A (3)	BB-	23,969,143
817,287	Total Banks				738,538,296
	Capital Markets – 6.7%
31,473	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	30,292,762
41,190	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	37,960,704
24,825	Credit Suisse Group AG, 144A	6.375%	N/A (3)	BB+	21,788,903
38,520	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB+	34,956,900
19,155	UBS Group AG, 144A	7.000%	N/A (3)	BBB	18,005,700
19,325	UBS Group AG, Reg S	6.875%	N/A (3)	BBB	18,339,425

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	Capital Markets (continued)
$ 67,972	UBS Group AG, Reg S	7.000%	N/A (3)	BBB	$ 65,592,980
242,460	Total Capital Markets				226,937,374
	Equity Real Estate Investment Trust – 0.3%
13,935	ING Groep NV, Reg S	6.750%	N/A (3)	BBB-	11,949,262
$ 1,073,682	Total Contingent Capital Securities ($1,106,351,646)				977,424,932

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 20.1%
	Banks – 6.0%
5,145	CIT Group Inc	5.625%	Ba3	$90,655
138,081	Citigroup Inc	7.125%	BB+	3,574,917
571,286	CoBank ACB, 144A, (6)	6.250%	BBB+	55,986,028
142,889	CoBank ACB, (6)	6.200%	BBB+	14,288,900
441,610	Farm Credit Bank of Texas, 144A, (6)	6.750%	Baa1	42,615,365
563,506	Fifth Third Bancorp	6.625%	Baa3	14,414,483
544,036	Huntington Bancshares Inc/OH	6.250%	Baa3	13,296,240
280,000	Huntington Bancshares Inc/OH, (6)	4.531%	Baa3	5,040,000
206,560	KeyCorp	6.125%	Baa3	5,164,000
904,186	Regions Financial Corp	6.375%	BB+	21,673,338
443,513	Regions Financial Corp	5.700%	BB+	10,422,556
599,060	Synovus Financial Corp	5.875%	BB-	12,310,683
166,815	Wells Fargo & Co	4.750%	Baa2	3,503,115
	Total Banks			202,380,280
	Capital Markets – 2.8%
261,300	Goldman Sachs Group Inc	5.500%	Ba1	6,349,590
977,613	Morgan Stanley	7.125%	BB+	25,593,908
503,609	Morgan Stanley	6.875%	BB+	12,917,571
1,433,905	Morgan Stanley	5.850%	BB+	35,302,741
410,900	Morgan Stanley	6.375%	BB+	10,301,263
149,557	State Street Corp	5.350%	Baa1	3,671,625
	Total Capital Markets			94,136,698
	Consumer Finance – 0.9%
801,536	GMAC Capital Trust I	7.477%	BB-	16,439,504
912,338	Synchrony Financial	5.625%	BB-	15,564,486
	Total Consumer Finance			32,003,990
	Diversified Financial Services – 2.2%
403,934	AgriBank FCB, (6)	6.875%	BBB+	39,030,123
508,300	Equitable Holdings Inc	5.250%	BBB-	8,600,436

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Financial Services (continued)
1,179,251	Voya Financial Inc	5.350%	BBB-	$ 27,134,565
	Total Diversified Financial Services			74,765,124
	Diversified Telecommunication Services – 0.2%
382,000	AT&T Inc	4.750%	BBB	8,098,400
	Food Products – 1.9%
506,287	CHS Inc	7.875%	N/R	12,657,175
1,309,967	CHS Inc	7.100%	N/R	30,234,038
470,500	CHS Inc	6.750%	N/R	10,478,035
12,881	CHS Inc	7.500%	N/R	321,510
53,000	Dairy Farmers of America Inc, 144A, (6)	7.875%	BB+	4,833,388
66,700	Dairy Farmers of America Inc, 144A, (6)	7.875%	BB+	6,082,773
	Total Food Products			64,606,919
	Insurance – 4.3%
1,331,492	American Equity Investment Life Holding Co	5.950%	BB	21,223,982
1,239,023	Aspen Insurance Holdings Ltd	5.950%	Baa3	26,577,043
603,290	Aspen Insurance Holdings Ltd	5.625%	Baa3	12,391,577
677,408	Athene Holding Ltd	6.350%	BBB-	15,390,710
483,905	Axis Capital Holdings Ltd	5.500%	BBB	10,573,324
253,091	Delphi Financial Group Inc, (6)	4.882%	BBB	5,631,275
586,700	Enstar Group Ltd	7.000%	BB+	12,860,464
201,165	Globe Life Inc	6.125%	BBB+	4,679,098
855,566	Maiden Holdings North America Ltd	7.750%	N/R	16,255,754
10,208	PartnerRe Ltd	7.250%	BBB	254,077
807,896	Reinsurance Group of America Inc	5.750%	BBB+	18,630,082
	Total Insurance			144,467,386
	Oil, Gas & Consumable Fuels – 0.5%
579,265	NuStar Energy LP	8.500%	B1	6,308,196
280,520	NuStar Energy LP	7.625%	B1	2,721,044
600,770	NuStar Logistics LP	8.565%	B1	7,954,195
	Total Oil, Gas & Consumable Fuels			16,983,435
	Thrifts & Mortgage Finance – 1.1%
400,000	Federal Agricultural Mortgage Corp	6.000%	N/R	10,710,800
1,272,025	New York Community Bancorp Inc	6.375%	Ba2	27,831,907
	Total Thrifts & Mortgage Finance			38,542,707
	Trading Companies & Distributors – 0.2%
463,219	Air Lease Corp	6.150%	BB+	7,212,320
	Total $25 Par (or similar) Retail Preferred (cost $787,415,956)			683,197,259
	Total Long-Term Investments (cost $3,616,498,040)			3,226,592,916

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.7%
	REPURCHASE AGREEMENTS – 3.7%
$ 126,240	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/20, repurchase price $126,239,739, collateralized $118,450,000 U.S. Treasury Notes, 2.750%, due 4/30/23, value $128,765,337	0.000%	4/01/20	$ 126,239,739
	Total Short-Term Investments (cost $126,239,739)			126,239,739
	Total Investments (cost $3,742,737,779) – 98.6%			3,352,832,655
	Other Assets Less Liabilities – 1.4% (7)			48,155,110
	Net Assets – 100%			$ 3,400,987,765
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(1,152)	6/20	$(152,840,526)	$(159,768,000)	$(6,927,474)	$162,000

Interest Rate Swaps - OTC Cleared
Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$(2,069,245)	$(2,069,245)	$(22,198)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Perpetual security. Maturity date is not applicable.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2020
(Unaudited)

Assets
Long-term investments, at value (cost $3,616,498,040)	$3,226,592,916
Short-term investments, at value (cost approximates value)	126,239,739
Cash	1,709,577
Cash collateral at brokers for investments in futures contracts(1)	2,138,985
Cash collateral at brokers for investments in swaps(1)	677,431
Receivable for:
Dividends	4,940,092
Interest	35,251,388
Shares sold	42,423,816
Variation margin on futures contracts	162,000
Other assets	221,648
Total assets	3,440,357,592
Liabilities
Payable for:
Dividends	2,058,921
Investments purchased - regular settlement	17,235,843
Shares redeemed	16,089,991
Variation margin on swap contracts	22,198
Accrued expenses:
Management fees	2,002,919
Trustees fees	176,979
12b-1 distribution and service fees	286,220
Other	1,496,756
Total liabilities	39,369,827
Net assets	$3,400,987,765

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

Class A Shares
Net assets	$ 378,241,980
Shares outstanding	25,817,123
Net asset value ("NAV") per share	$ 14.65
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 15.38
Class C Shares
Net assets	$ 220,558,206
Shares outstanding	15,044,963
NAV and offering price per share	$ 14.66
Class R3 Shares
Net assets	$ 3,104,329
Shares outstanding	210,515
NAV and offering price per share	$ 14.75
Class R6 Shares
Net assets	$ 370,476,880
Shares outstanding	25,225,755
NAV and offering price per share	$ 14.69
Class I Shares
Net assets	$2,428,606,370
Shares outstanding	165,650,866
NAV and offering price per share	$ 14.66
Fund level net assets consist of:
Capital paid-in	$3,962,455,540
Total distributable earnings	(561,467,775)
Fund level net assets	$3,400,987,765
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2020
(Unaudited)

Investment Income
Dividends	$ 29,885,412
Interest	87,469,155
Total investment income	117,354,567
Expenses
Management fees	13,297,407
12b-1 service fees - Class A Shares	551,416
12b-1 distribution and service fees - Class C Shares	1,301,422
12b-1 distibution and service fees - Class R3 Shares	3,006
Shareholder servicing agent fees	1,556,762
Custodian fees	206,334
Professional fees	82,472
Trustees fees	52,880
Shareholder reporting expenses	195,649
Federal and state registration fees	84,889
Other	79,787
Total expenses	17,412,024
Net investment income (loss)	99,942,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(31,678,293)
Futures contracts	(4,260,097)
Swaps	(104,644)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(557,046,644)
Futures contracts	(6,927,474)
Swaps	(918,600)
Net realized and unrealized gain (loss)	(600,935,752)
Net increase (decrease) in net assets from operations	$(500,993,209)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 3/31/20	Year Ended 9/30/19
Operations
Net investment income (loss)	$ 99,942,543	$ 194,861,417
Net realized gain (loss) from:
Investments and foreign currency	(31,678,293)	(78,165,641)
Futures contracts	(4,260,097)	(1,348,169)
Swaps	(104,644)	94,148
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(557,046,644)	149,377,892
Futures contracts	(6,927,474)	—
Swaps	(918,600)	(2,329,728)
Net increase (decrease) in net assets from operations	(500,993,209)	262,489,919
Distributions to Shareholders
Dividends:
Class A Shares	(11,270,272)	(19,904,558)
Class C Shares	(5,654,162)	(12,011,153)
Class R3 Shares	(29,389)	(76,364)
Class R6 Shares	(10,788,276)	(23,157,756)
Class I Shares	(80,001,853)	(138,696,216)
Decrease in net assets from distributions to shareholders	(107,743,952)	(193,846,047)
Fund Share Transactions
Proceeds from sale of shares	1,095,295,268	1,462,956,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	93,212,177	167,439,726
	1,188,507,445	1,630,396,019
Cost of shares redeemed	(1,039,582,815)	(1,822,614,743)
Net increase (decrease) in net assets from Fund share transactions	148,924,630	(192,218,724)
Net increase (decrease) in net assets	(459,812,531)	(123,574,852)
Net assets at the beginning of period	3,860,800,296	3,984,375,148
Net assets at the end of period	$ 3,400,987,765	$ 3,860,800,296
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2020(e)	$17.21	$0.41	$(2.53)	$(2.12)	$(0.44)	$ —	$(0.44)	$14.65
2019	16.75	0.90	0.46	1.36	(0.90)	—	(0.90)	17.21
2018	17.72	0.90	(0.97)	(0.07)	(0.90)	—	(0.90)	16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
Class C (12/06)
2020(e)	17.21	0.34	(2.52)	(2.18)	(0.37)	—	(0.37)	14.66
2019	16.77	0.78	0.44	1.22	(0.78)	—	(0.78)	17.21
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
Class R3 (09/09)
2020(e)	17.32	0.39	(2.54)	(2.15)	(0.42)	—	(0.42)	14.75
2019	16.87	0.87	0.44	1.31	(0.86)	—	(0.86)	17.32
2018	17.84	0.84	(0.94)	(0.10)	(0.87)	—	(0.87)	16.87
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
Class R6 (06/16)
2020(e)	17.25	0.44	(2.53)	(2.09)	(0.47)	—	(0.47)	14.69
2019	16.79	0.95	0.46	1.41	(0.95)	—	(0.95)	17.25
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(f)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2020(e)	17.22	0.43	(2.53)	(2.10)	(0.46)	—	(0.46)	14.66
2019	16.77	0.95	0.44	1.39	(0.94)	—	(0.94)	17.22
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(12.64)%	$ 378,242	1.02%*	4.73%*	19%
8.45	416,289	1.03	5.44	34
(0.39)	383,353	1.03	5.20	30
9.11	458,980	1.04	5.19	9
7.96	492,911	1.07	5.46	15
3.16	408,922	1.06	5.54	18

(12.92)	220,558	1.77*	3.98*	19
7.54	260,290	1.79	4.69	34
(1.07)	276,059	1.78	4.47	30
8.31	291,647	1.79	4.46	9
7.08	262,685	1.82	4.72	15
2.44	208,404	1.81	4.79	18

(12.72)	3,104	1.27*	4.59*	19
8.10	1,322	1.29	5.20	34
(0.59)	1,662	1.27	4.81	30
8.82	2,412	1.28	4.92	9
7.67	2,048	1.32	5.18	15
2.93	2,680	1.31	5.28	18

(12.46)	370,477	0.69*	5.06*	19
8.77	382,299	0.70	5.73	34
(0.01)	673,119	0.71	5.63	30
9.42	4,021	0.72	5.51	9
3.54	6,498	0.75*	5.25*	15

(12.53)	2,428,606	0.77*	4.96*	19
8.66	2,800,599	0.78	5.69	34
(0.09)	2,650,158	0.78	5.47	30
9.43	3,035,551	0.78	5.47	9
8.16	1,783,432	0.82	5.72	15
3.47	1,038,316	0.81	5.79	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2020.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2020, and the period covered by the these Notes to Financial Statements is the six months ended March 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Fund's financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
United Kingdom	$ 370,893,155	10.9%
France	243,207,397	7.2
Switzerland	236,719,774	7.0
Spain	104,777,590	3.1
Australia	104,165,450	3.1
Netherlands	71,935,057	2.1
Ireland	45,826,100	1.3
Canada	44,073,225	1.3
Italy	42,464,293	1.2
Other	50,516,049	1.5
Total non-U.S. securities	$1,314,578,090	38.7%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Notes to Financial Statements (Unaudited) (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of October 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased for the Fund by $16,886,754. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
Reference Rate Reforrm
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official

Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$ —	$1,565,970,725	$ —	$1,565,970,725
Contingent Capital Securities	—	977,424,932	—	977,424,932
$25 Par (or similar) Retail Preferred	509,689,407	173,507,852**	—	683,197,259
Short-Term Investments:
Repurchase Agreements	—	126,239,739	—	126,239,739
Investments in Derivatives:
Futures Contracts***	(6,927,474)	—	—	(6,927,474)
Interest Rate Swaps***	—	(2,069,245)	—	(2,069,245)
Total	$502,761,933	$2,841,074,003	$ —	$3,343,835,936

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Notes to Financial Statements (Unaudited) (continued)
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$126,239,739	$(126,239,739)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $810,820,382 and $741,987,211, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund invested in interest rate futures to reduce the duration of its preferred stock portfolio.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$102,275,701

*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts**	$(6,927,474)	—	$ —
**     Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(4,260,097)	$(6,927,474)
Interest Rate Swap Contracts
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps."
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negoti-

Notes to Financial Statements (Unaudited) (continued)
ated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund invested in interest rate swap contracts to reduce the duration of its preferred stock portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was a follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	—	$ —	Variation margin on swap contracts**	$(2,069,245)
**     Value represents the cumulative unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the daily assets and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(104,644)	$(918,600)
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/20		Year Ended 9/30/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,310,921	$ 107,512,239	8,986,571	$ 149,491,839
Class A – automatic conversion of Class C Shares	—	—	820	13,773
Class C	2,004,566	34,650,240	2,228,579	37,188,468
Class R3	161,663	2,215,074	30,152	502,278
Class R6	6,935,252	111,613,911	5,882,752	98,134,662
Class I	49,811,052	839,303,804	70,834,997	1,177,625,273
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	603,827	10,222,457	1,091,552	18,143,666
Class C	304,306	5,157,350	653,328	10,851,902
Class R3	1,435	24,048	2,686	44,821
Class R6	627,393	10,644,347	1,392,365	23,115,441
Class I	3,959,371	67,163,975	6,930,431	115,283,896
Class T	—	—	—	—
	70,719,786	1,188,507,445	98,034,233	1,630,396,019
Shares redeemed:
Class A	(5,292,703)	(88,051,145)	(8,764,202)	(143,998,368)
Class C	(2,383,954)	(39,693,401)	(4,225,172)	(69,839,611)
Class C – automatic conversion to Class A Shares	—	—	(819)	(13,773)
Class R3	(28,928)	(480,998)	(55,037)	(913,720)
Class R6	(4,501,637)	(73,390,852)	(25,202,118)	(409,595,351)
Class I	(50,784,090)	(837,966,419)	(73,169,804)	(1,198,231,283)
Class T	—	—	(1,424)	(22,637)
	(62,991,312)	(1,039,582,815)	(111,418,576)	(1,822,614,743)
Net increase (decrease)	7,728,474	$ 148,924,630	(13,384,343)	$ (192,218,724)
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

Tax cost of investments	$3,750,763,627
Gross unrealized:
Appreciation	$ 18,037,384
Depreciation	(424,965,075)
Net unrealized appreciation (depreciation) of investments	$ (406,927,691)
Permanent differences, primarily due to treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2020, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2020, the Fund's last tax year end, were as follows:

Notes to Financial Statements (Unaudited) (continued)

Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund's last tax year ended September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$195,049,031
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2019, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 45,128,808
Long-term	61,203,288
Total	$106,332,096
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Advisor during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee rate for the Fund was 0.1590%.
The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$1,021,202
Paid to financial intermediaries	924,879
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$523,453
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

Notes to Financial Statements (Unaudited) (continued)

12b-1 fees retained	$238,209
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$42,379
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Maximum outstanding balance	$155,700,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Utilization period (days outstanding)	3
Average daily balance outstanding	$99,700,000
Average annual interest rate	2.18%
Borrowings outstanding as of the end of the reporting period are reorganized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofA U.S. All Capital Securities Index and a 40% weighting in the ICE BofA Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.
Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

ICE BofA Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-INV5-0320P1172685-INV-B-05/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 5, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: June 5, 2020